     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1996


                                                                FILE NO. 2-84920

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                          REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933                         / /


                       POST-EFFECTIVE AMENDMENT NO. 18                       /X/

                        (Check appropriate box or boxes)

                          REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                     / /


                               AMENDMENT NO. 19                              /X/


                                SBSF FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                              45 Rockefeller Plaza
                            New York, New York 10111
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 903-1200


                                LEIGH A. WILSON


                              45 Rockefeller Plaza


                            New York, New York 10111

                    (Name and Address of Agent for Service)


                                   COPIES TO:



                            MICHAEL R. PARKER, ESQ.


                    Spears, Benzak, Salomon & Farrell, Inc.


                              45 Rockefeller Plaza


                            New York, New York 10111


                            ROBERT M. KURUCZA, ESQ.


                             MARCO E. ADELFIO, ESQ.


                            Morrison & Foerster LLP


                           2000 Pennsylvania Ave., NW


                              Washington, DC 20006


It is proposed that this filing will become effective (check appropriate box)


/ /  immediately upon filing pursuant to Rule 485(b),    /X/  on March 31, 1996 pursuant to Rule
   or                                                         485(b), or
/ /  60 days after filing pursuant to Rule 485(a)(1),    / /  on (date) pursuant to Rule 485(a)(1),
   or                                                       or
/ /  75 days after filing pursuant to Rule 485(a)(2),    / /  on (date) pursuant to paragraph (a)(2) of
   or                                                         Rule 485


If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of the Registrant's Common Stock, par value $.01 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed the notice required by Rule 24f-2 on January 29, 1996 for its fiscal year ended November 30, 1995.
w

                                EXPLANATORY NOTE



  This Post-Effective Amendment No. 18 to the Registration Statement (the "Amendment") of SBSF Funds, Inc. (d/b/a Key Mutual Funds)(the "Company") is being filed to update financial information in the prospectus and statement of additional information of the Company describing the SBSF Fund, the SBSF Convertible Securities Fund, the SBSF Capital Growth Fund and the SBSF Money Market Fund, and to make other non-material changes therein. This Amendment does not affect the Registration Statement for the Key Stock Index Fund and the Key International Index Fund filed on March 1, 1996.

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                            LOCATION
--------------                                       -------------------------------------------------
PART A                                               PART A
  Item 1.     Cover Page............................ Cover Page
  Item 2.     Synopsis.............................. Fund Expenses
  Item 3.     Condensed Financial Information....... Financial Information Summary; Performance
  Item 4.     General Description of Registrant..... Description of Common Stock; Investment
                                                     Objectives and Policies; Investment Restrictions
                                                     (Part B)
  Item 5.     Management of the Fund................ Management of the Funds; Expenses and
                                                     Distribution Plan
  Item 5A.    Management's Discussion of Fund
                Performance......................... Annual Report
  Item 6.     Capital Stock and Other Securities.... Description of Common Stock; Shareholder Reports;
                                                     Dividends and Distributions; Federal Income Taxes
  Item 7.     Purchase of Securities Being
                Offered............................. Expenses and Distribution Plan; Determination of
                                                     Net Asset Value; Purchasing Shares; Investing for
                                                     Retirement; The Systematic Investment Plan; The
                                                     Systematic Withdrawal Plan; Exchanging Shares
  Item 8.     Redemption or Repurchase.............. Redeeming Shares
  Item 9.     Pending Legal Proceedings............. Not Applicable
PART B                                               PART B
  Item 10.    Cover Page............................ Cover Page
  Item 11.    Table of Contents..................... Table of Contents
  Item 12.    General Information and
                History............................. Additional Information
  Item 13.    Investment Objectives and Policies.... Investment Objectives and Policies; Investment
                                                     Restrictions; Portfolio Turnover
  Item 14.    Management of the Fund................ Management of the Funds
  Item 15.    Control Persons and Principal Holders
                of Securities....................... Security Holders
  Item 16.    Investment Advisory and Other
                Services............................ The Investment Adviser and Administrator;
                                                     Expenses, Distributor and Distribution Plan;
                                                     Custodian, Transfer Agent and Dividend Disbursing
                                                     Agent; Independent Accountants
  Item 17.    Brokerage Allocation and
                Other Practices..................... Portfolio Transactions and Brokerage
  Item 18.    Capital Stock and Other Securities.... Additional Information
  Item 19.    Purchase, Redemption and Pricing of
                Securities Being Offered............ Purchase, Redemption and Pricing; Financial
                                                     Statements
  Item 20.    Tax Status............................ Federal Income Taxes
  Item 21.    Underwriters.......................... Expenses, Distributor and Distribution Plan
  Item 22.    Calculation of Performance Data....... Performance Information
  Item 23.    Financial Statements.................. Financial Statements


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

PROSPECTUS
[logo]

                                KEY MUTUAL FUNDS
                              45 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10111


Key Mutual Funds, formerly known as SBSF Funds, Inc., (the "Company") is a professionally managed, no-load, open end, series investment company currently consisting of several different portfolios, four of which are described in this Prospectus ("Funds"). Each Fund is a separately managed diversified portfolio with its own investment objective and policies. The Funds have no sales charges, redemption fees or exchange fees.



Spears, Benzak, Salomon & Farrell, Inc. (the "Adviser" or "Spears"), an indirect wholly owned subsidiary of KeyCorp with over $3.6 billion in assets under its management as of November 30, 1995, serves as investment adviser to each of the Funds. The Funds were created to provide informed investors with experienced, professional investment management and personal service.


The four Funds are:

SBSF FUND - its investment objective is to seek a high total return over the long term consistent with reasonable risk. In seeking its objective, the SBSF Fund will invest primarily in common stocks which in the opinion of the Adviser have the potential for capital appreciation in excess of market averages during periods of market strength while attempting to preserve capital during periods of market weakness.


SBSF CONVERTIBLE SECURITIES FUND - its investment objective is to seek a high level of current income together with long-term capital appreciation. The SBSF Convertible Securities Fund will invest primarily in convertible bonds, corporate notes, convertible preferred stocks and other securities convertible into common stock.



SBSF CAPITAL GROWTH FUND - its investment objective is to seek capital appreciation. The SBSF Capital Growth Fund seeks to achieve its objective by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in earnings or cash flow. The SBSF Capital Growth Fund will invest primarily in the securities of small to medium capitalization companies.



SBSF MONEY MARKET FUND - its investment objective is to provide high current income to the extent consistent with preservation of capital. The SBSF Money Market Fund invests in bank certificates of deposit, bankers acceptances, high grade commercial paper and securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SPEARS, ANY KEYCORP BANK, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE SBSF MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY, AND THERE CAN BE NO ASSURANCE THAT THE SBSF MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 1, 1996, as supplemented from time to time, which is incorporated herein by reference and is available without charge upon request by writing or calling the Funds at 1-800-539-3863.

Investors are advised to read and retain this Prospectus for future reference.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
   IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                  The date of this Prospectus is April 1, 1996

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


Fund Expenses....................................    1
Financial Information Summary....................    3
Investment Objectives and Policies...............    6
Management of the Funds..........................   10
Expenses
  and Distribution Plan..........................   12
Determination of Net Asset Value.................   13
Purchasing Shares................................   14
The Systematic Investment Plan...................   15
The Systematic Withdrawal Plan...................   15
Redeeming Shares.................................   16
Exchanging Shares................................   18
Investing For Retirement.........................   18
Dividends
  and Distributions..............................   18
Federal Income Taxes.............................   19
Performance......................................   19
Description of Common Stock......................   20
Custodian, Transfer Agent
  and Dividend Disbursing Agent..................   20
Shareholder Reports..............................   21


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND EXPENSES
--------------------------------------------------------------------------------


  EXPENSES ARE ONE OF SEVERAL FACTORS TO CONSIDER WHEN INVESTING IN THE FUNDS. THE FOLLOWING TABLE SUMMARIZES SHAREHOLDER TRANSACTION EXPENSES AND ANNUAL FUND OPERATING EXPENSES FOR THE FUNDS.



                                                                        SBSF             SBSF             SBSF
                                                                        MONEY         CONVERTIBLE        CAPITAL
                                                       SBSF            MARKET         SECURITIES         GROWTH
                                                       FUND             FUND             FUND             FUND
                                                   -------------    -------------    -------------    -------------
Shareholder Transaction Expenses:
  Maximum sales load imposed on purchases......        None             None             None             None
  Maximum sales load imposed on reinvested
    dividends..................................        None             None             None             None
  Deferred sales load..........................        None             None             None             None
  Redemption Fees..............................        None             None             None             None
  Exchange Fees................................        None             None             None             None
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
  Management Fees (after waiver)...............        0.75%              -- *           0.75%            0.75%**
  12b-1 Fees...................................        0.00%***         0.00%***         0.01%***         0.01%***
  Other Expenses...............................        0.51%            0.63%            0.55%            1.28%**
                                                   -------------    -------------    -------------    -------------
Total Fund Operating Expenses (after waiver)...        1.26%           0.63%*            1.31%            2.04%**
                                                    ===========      ===========      ===========      ===========



  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly (shareholder transaction expenses) or indirectly (annual Fund operating expenses). "Other Expenses" includes such expenses as administration fees, custodial and transfer agent fees, audit, legal and other business expenses. For further details, see the Funds' Annual Report which is available upon request and without charge by writing to the Funds or by calling the Funds at 1-800-539-3863.


--------------------------------------------------------------------------------


* During the fiscal year ended November 30, 1995, Spears voluntarily waived the advisory fee of the SBSF Money Market Fund in the amount of 0.25%. Had there been no such waiver, the total fund operating expenses of the SBSF Money Market Fund would have been 0.88%.



** During the fiscal year ended November 30, 1995, SBSF Capital Growth Fund incurred advisory and administration fees at the annual rates of 0.75% and 0.25%, respectively. Spears voluntarily waived the entire amount of the administration fees incurred by SBSF Capital Growth Fund during such year, and waived the advisory fees incurred by the Fund during the period from December 1, 1994 through September 30, 1995. Spears discontinued its voluntary waiver of the advisory fee effective October 1, 1995 and of the administration fee effective January 1, 1996. The table reflects the full amount of advisory and administration fees for the SBSF Capital Growth Fund. Concord Holding Corporation succeeded Spears as the administrator of the Funds on April 1, 1996.



*** The percentages listed in the table indicate the actual 12b-1 fees paid by the Funds during the fiscal year ended November 30, 1995. Each Fund may, however, pay 12b-1 fees at an annual rate of up to 0.25% of its average daily net assets. See "Expenses and Distribution Plan" for additional information.



                                                                     [Continued]

--------------------------------------------------------------------------------

                             FUND EXPENSES [CONT.]

--------------------------------------------------------------------------------

  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to each of the Funds.

                                                                        SBSF             SBSF             SBSF
                                                                       MONEY         CONVERTIBLE        CAPITAL
                                                       SBSF            MARKET         SECURITIES         GROWTH
                                                       FUND             FUND             FUND             FUND
                                                   ------------     ------------     ------------     ------------
Example
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of each
time period:
  1 Year.......................................        $ 13             $  6             $ 13             $ 21
  3 Years......................................          40               20               42               64
  5 Years......................................          69               35               72              110
  10 Years.....................................         152               79              158              237

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE TABLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%. YOU WOULD PAY THE SAME AMOUNT OF EXPENSES ON THE SAME INVESTMENT ASSUMING NO REDEMPTION AT THE END OF EACH TIME PERIOD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION SUMMARY
--------------------------------------------------------------------------------

       FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period.) The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the five years ended November 30, 1995 is contained in the Funds' Annual Report and should be read in conjunction with the financial statements and notes thereto.


       The Funds' Annual Report, which is incorporated by reference into the Statement of Additional Information, includes a discussion of those factors, strategies and techniques that materially affected their performance during the period of the report, as well as certain related information. A copy of the Funds' Annual Report is available without charge upon request. See "Management of the Funds" for a discussion of the waiver of Advisory and Administration fees.

                                                                                          SBSF FUND
                                                        -------------------------------------------------------------------------
                                                                                     FISCAL YEAR ENDED
                                                                                        NOVEMBER 30,
                                                        -------------------------------------------------------------------------
                                                          1995       1994       1993       1992       1991        1990       1989

       Per Share Operating Performance:
Net asset value,
 beginning of period..................................    $14.54     $17.59     $15.64     $16.47     $15.57     $16.74     $13.31
 Net investment income (loss).........................      0.15       0.21       0.34       0.42       0.50       0.59       0.47
 Net realized and unrealized gain (loss) on
   investments........................................      3.98      (0.94)      3.01       0.91       1.40      (0.67)      3.43
                                                        --------   --------   --------   --------   --------    -------    -------
Total from investment operations......................      4.13      (0.73)      3.35       1.33       1.90      (0.08)      3.90
Less: dividends and distributions:
 Dividends from net investment income.................     (0.20)     (0.20)     (0.39)     (0.56)     (0.59)     (0.51)     (0.40)
 Distributions from net realized
   gains on investments...............................     (0.89)     (2.12)     (1.01)     (1.60)     (0.41)     (0.58)     (0.07)
                                                        --------   --------   --------   --------   --------    -------    -------
Total dividends and distributions.....................     (1.09)     (2.32)     (1.40)     (2.16)     (1.00)     (1.09)     (0.47)
                                                        --------   --------   --------   --------   --------    -------    -------
Net asset value, end of period........................    $17.58     $14.54     $17.59     $15.64     $16.47     $15.57     $16.74
                                                        ========   ========   ========   =========  ========    =======    ========
Total Investment Return...............................     30.37%     -4.99%     22.95%      8.56%     12.89%     -0.66%     30.10%
Ratios/Supplemental Data:
Net assets end of period (in thousands)...............  $113,850   $109,733   $122,555   $105,325   $103,171    $92,464    $97,513
Ratio of expenses to average net assets...............      1.26%      1.23%      1.15%      1.16%      1.15%      1.15%      1.20%
Ratio of net investment income (loss)
 to average net assets................................      0.93%      1.31%      2.05%      2.68%      3.11%      3.66%      3.12%
Decrease reflected in above expense ratios due to
 advisory and administration fees waived..............        --         --         --         --         --         --         --
Portfolio Turnover Rate...............................        59%        83%        70%        45%        50%        42%        44%

                                                          1988       1987       1986
       Per Share Operating Performance:
Net asset value,
 beginning of period..................................    $11.80     $14.16     $13.53
 Net investment income (loss).........................      0.42       0.39       0.37
 Net realized and unrealized gain (loss) on
   investments........................................      1.97      (1.33)      1.13
                                                         -------    -------    -------
Total from investment operations......................      2.39      (0.94)      1.50
Less: dividends and distributions:
 Dividends from net investment income.................     (0.48)     (0.37)     (0.32)
 Distributions from net realized
   gains on investments...............................     (0.40)     (1.05)     (0.55)
                                                         -------    -------    -------
Total dividends and distributions.....................     (0.88)     (1.42)     (0.87)
                                                         =======    =======    =======
Net asset value, end of period........................    $13.31     $11.80     $14.16
                                                         =======    =======    =======
Total Investment Return...............................     21.30%     -7.30%     11.55%
Ratios/Supplemental Data:
Net assets end of period (in thousands)...............   $81,018    $83,308    $90,058
Ratio of expenses to average net assets...............      1.16%      1.10%      1.17%
Ratio of net investment income (loss)
 to average net assets................................      3.12%      1.67%      1.80%
Decrease reflected in above expense ratios due to
 advisory and administration fees waived..............        --         --         --
Portfolio Turnover Rate...............................        47%        66%        65%


                                                                     [Continued]

--------------------------------------------------------------------------------


                     FINANCIAL INFORMATION SUMMARY [CONT.]

--------------------------------------------------------------------------------

                                                                                        SBSF CONVERTIBLE SECURITIES FUND
                                                                              ----------------------------------------------------
                                                                                               FISCAL YEAR ENDED
                                                                                                  NOVEMBER 30,
                                                                              ----------------------------------------------------
                                                                                1995       1994       1993       1992       1991
                                                                              --------   --------   --------   --------   --------
                   Per Share Operating Performance:
                   Net asset value,
                    beginning of period.....................................    $11.05     $12.48     $10.98     $10.65     $ 9.15
                    Net investment income (loss)............................      0.60       0.61       0.57       0.59       0.67
                    Net realized and unrealized gain (loss) on
                      investments...........................................      1.50      (1.12)      1.79       0.56       1.63
                                                                               -------    -------    -------    -------    -------
                   Total from investment operations.........................      2.10      (0.51)      2.36       1.15       2.30
                   Less: dividends and distributions:
                    Dividends from net investment income....................     (0.61)     (0.61)     (0.57)     (0.72)     (0.71)
                    Distributions from net realized
                      gains on investments..................................     (0.38)     (0.31)     (0.29)     (0.10)     (0.09)
                                                                               -------    -------    -------    -------    -------
                   Total dividends and distributions........................     (0.99)     (0.92)     (0.86)     (0.82)     (0.80)
                                                                               -------    -------    -------    -------    -------
                   Net asset value, end of period...........................    $12.16     $11.05     $12.48     $10.98     $10.65
                                                                               =======    =======    =======    =======    =======
                   Total Investment Return..................................     20.43%     -4.36%     22.42%     11.20%     26.33%
                   Ratios/Supplemental Data:
                   Net assets end of period (in thousands)..................   $68,212    $58,845    $64,537    $42,442    $28,123
                   Ratio of expenses to average net assets..................      1.31%      1.30%      1.24%      1.32%      1.37%
                   Ratio of net investment income (loss)
                    to average net assets...................................      5.36%      5.20%      4.75%      6.78%      8.50%
                   Decrease reflected in above expense ratios due to
                    advisory and administration fees waived.................        --         --         --         --         --
                   Portfolio Turnover Rate..................................        52%        49%        30%        42%        53%


                                                                                1990       1989     1988(2)
                                                                              --------   --------   --------
                   Per Share Operating Performance:
                   Net asset value,
                    beginning of period.....................................    $10.65     $ 9.91     $10.00
                    Net investment income (loss)............................      0.87       0.84       0.44
                    Net realized and unrealized gain (loss) on
                      investments...........................................     (1.38)      0.86      (0.30)
                                                                               -------    -------    -------
                   Total from investment operations.........................     (0.51)      1.70       0.14
                   Less: dividends and distributions:
                    Dividends from net investment income....................     (0.80)     (0.96)     (0.23)
                    Distributions from net realized
                      gains on investments..................................     (0.19)        --         --
                                                                               -------    -------    -------
                   Total dividends and distributions........................     (0.99)     (0.96)     (0.23)
                                                                               -------    -------    -------
                   Net asset value, end of period...........................    $ 9.15     $10.65     $ 9.91
                                                                               =======    =======    =======
                   Total Investment Return..................................    -5.18%     17.88%      1.42%
                   Ratios/Supplemental Data:
                   Net assets end of period (in thousands)..................   $15,200    $12,061     $5,044
                   Ratio of expenses to average net assets..................     1.52%      1.15%      0.84%
                   Ratio of net investment income (loss)
                    to average net assets...................................    10.64%      9.87%      8.74%
                   Decrease reflected in above expense ratios due to
                    advisory and administration fees waived.................        --      0.55%      0.98%
                   Portfolio Turnover Rate..................................       32%        76%         9%


          -------------------------

          (1) From March 23, 1988 (commencement of operations) to November 30, 1988.
          (2) From April 14, 1988 (commencement of operations) to November 30, 1988.
          (3) From November 1, 1993 (commencement of operations) to November 30, 1993.
          (4) Not annualized.
          (5) Annualized.
          (6) Calculated using weighted average shares outstanding.

--------------------------------------------------------------------------------

                     FINANCIAL INFORMATION SUMMARY [CONT.]

--------------------------------------------------------------------------------


                                                                                                   SBSF
                                SBSF MONEY MARKET FUND                                     CAPITAL GROWTH FUND
     -----------------------------------------------------------------------------     ----------------------------
                                   FISCAL YEAR ENDED                                        FISCAL YEAR ENDED
                                     NOVEMBER 30,                                              NOVEMBER 30,
     -----------------------------------------------------------------------------     ----------------------------
      1995      1994      1993      1992      1991      1990      1989     1988(1)      1995      1994       1993(3)
     -------   -------   -------   -------   -------   -------   -------   -------     -------   -------     --------
      $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000      $ 7.56    $ 7.88       $ 8.00
       0.051     0.034     0.026     0.034     0.058     0.077     0.086     0.050       (0.02)    (0.01)(6)    (0.05)
          --        --        --        --        --        --        --        --        2.29     (0.31)(6)    (0.07)
     -------   -------   -------   -------   -------   -------   -------   -------     -------   -------     --------
       0.051     0.034     0.026     0.034     0.058     0.077     0.086     0.050        2.27     (0.32)       (0.12)
      (0.051)   (0.034)   (0.026)   (0.034)   (0.058)   (0.077)   (0.086)   (0.050)         --        --           --
          --        --        --        --        --        --        --        --          --        --           --
     -------   -------   -------   -------   -------   -------   -------   -------     -------   -------     --------
      (0.051)   (0.034)   (0.026)   (0.034)   (0.058)   (0.077)   (0.086)   (0.050)         --        --           --
     -------   -------   -------   -------   -------   -------   -------   -------     -------   -------     --------
      $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000       $9.83     $7.56        $7.88
     =======   =======   =======   =======   =======   =======   =======   =======     =======   =======     ========
        5.26%     3.37%     2.61%     3.48%     6.00%     8.07%     8.87%     4.76%      30.03%    -4.06%       -1.50%(4)
     $21,848   $28,606   $16,222   $12,531   $20,493   $22,424   $21,627   $24,354      $8,426    $4,141       $1,656
        0.63%     0.59%     0.55%     0.72%     0.59%     0.62%     0.68%     0.49%       1.20%     1.22%        2.50%(5)
        5.15%     3.35%     3.16%     4.20%     6.38%     8.29%     9.29%     7.80%      -0.22%    -0.17%      -12.65%(5)
        0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.30%       0.84%     1.00%        0.93%
          --        --        --        --        --        --        --        --          97%       80%           0%

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The investment objective and policies of each of the four Funds is set forth below.

SBSF FUND

  The SBSF Fund's investment objective is to seek a high total return over the long term consistent with reasonable risk. Total return consists of dividends and interest income and realized and unrealized appreciation on portfolio securities. In seeking its objective, the SBSF Fund will invest in securities which in the opinion of the Adviser have the potential for capital appreciation in excess of market averages during periods of market strength while attempting to preserve capital during periods of market weakness. The SBSF Fund will invest primarily in common stocks, but also may invest in preferred stocks, securities convertible into common stocks and fixed income securities.

  In pursuing its objective, the SBSF Fund may invest in the securities of companies that possess valuable fixed assets, or are undervalued in the marketplace in relation to such factors as the issuer's assets, earnings or growth potential. The SBSF Fund is not restricted to investments in any specific market sector or industry group, and it may invest in securities traded on national securities exchanges, the Nasdaq National Market, over the counter and privately.


  Periods of market strength are, with respect to equity securities, those in which the prices of such securities, as reflected in standard industry indices (such as the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Stock Price Index), rise and, with respect to fixed income securities, those in which yields fall (with consequent increases in price). By contrast, periods of market weakness generally are marked by declines in prices of equity securities, as reflected in market indices, and rises in yields on fixed income securities. Because periods of market strength or weakness in equity and fixed income securities do not necessarily coincide, the Adviser, in seeking a high total return, has the flexibility to invest in a wide range of equity and fixed income securities.



  With respect to fixed income securities, the SBSF Fund will invest primarily in U.S. Government securities, corporate bonds, securities convertible into common stocks, high grade commercial paper and bankers acceptances.


  The value of the common and preferred stocks and convertible securities held by the SBSF Fund may decline over short or even extended periods. In addition, the value of the Fund's investments in fixed income securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt instruments that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

SBSF CONVERTIBLE SECURITIES FUND

  The investment objective of the SBSF Convertible Securities Fund is to seek a high level of current income together with long-term capital appreciation. It is a fundamental policy of the SBSF Convertible Securities Fund that it will invest at least 65% of its total assets (except when maintaining a temporary defensive position) in convertible securities. The SBSF Convertible Securities Fund is not required to sell securities for the purpose of assuring that at least 65% of its total assets are invested in convertible securities if a market decline should cause this threshold to be breached. The balance of the SBSF Convertible Securities Fund's assets may be invested in other securities which, in the aggregate, are considered to be consistent with the Fund's investment objective. Such other investments may include preferred stocks, dividend and non-dividend paying common stocks, U.S. Government securities, corporate bonds, high grade commercial paper, banker's acceptances and other short-term instruments, floating rate notes, securities of the foregoing types issued by foreign issuers and repurchase agreements. A decision to maintain a temporary defensive position will depend on the Adviser's outlook for interest rates and fixed income and equity securities, and when such a position is adopted there can be no assurance that the Fund's investment objective will be achieved.

  A convertible security is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a con-

--------------------------------------------------------------------------------

vertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

  The SBSF Convertible Securities Fund will purchase convertible securities which may or may not be rated by a nationally recognized statistical rating organization ("NRSRO"). When purchasing rated securities, the SBSF Convertible Securities Fund may make substantial investments in securities rated Baa, Ba, B or Caa by Moody's Investor Services, Inc. ("Moody's") and BBB, BB, B or CCC by Standard & Poor's Corporation ("S&P") (see the description of the rating systems contained in Appendix A to the Statement of Additional Information).


  The medium to lower-rated and unrated securities in which the SBSF Convertible Securities Fund may invest tend to offer higher yields than higher-rated securities with the same maturities because the financial condition of the issuers of such securities may not be as strong as that of issuers of higher-rated securities. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.


  The Fund is not restricted from investing in the lower-rated categories of securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements which will enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies. Such strengths or improvements, such as growing market share or improved cost structure or margins, result in strong or improving cash flow. A superior management also can improve the value of assets within a company. Thus, a company can build financial flexibility, enabling it to reduce its leverage or otherwise reduce financial risk at will.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for Federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

  The SBSF Convertible Securities Fund also may invest in "synthetic convertibles". A synthetic convertible is created by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible fixed-income securities such as non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

  The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its

--------------------------------------------------------------------------------

fixed-income component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

SBSF CAPITAL GROWTH FUND

  The SBSF Capital Growth Fund's investment objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in earnings or cash flow. The production of any current income is incidental to this objective. SBSF Capital Growth Fund invests primarily in growth oriented common stocks of domestic corporations and, to a limited extent, foreign corporations listed on any national securities exchange or traded in the over-the-counter market. Such corporations may or may not pay dividends and such a factor would not be considered a relevant criteria in selecting an investment.


  The Adviser employs a flexible investment program in pursuit of the Fund's investment objective. The Fund is not restricted to investments in specific market sectors and may invest in any market sector. The SBSF Capital Growth Fund will invest primarily in small to medium capitalized companies, i.e., issuers having a market capitalization of $500 million to $1.5 billion, but may invest in companies of any size and may take advantage of any investment opportunity with attractive long-term growth prospects including preferred stocks, convertible securities and bonds. Bonds might be purchased in situations where the Adviser believes interest rates will decline or where it is believed that a bond will provide a greater return than common stocks. This might be the case, for example, in a weak economic environment where stock prices are performing poorly. The Adviser takes advantage of its market access and the research available to it to select investments in promising emerging growth companies that are involved in new technology, natural resources, foreign markets and special developments, such as research discoveries, acquisitions, recapitalizations, liquidations or management changes, and companies whose stock may be undervalued by the market. These situations are illustrative of the types of investments the Fund may make. The Fund is free to invest in any common stock which in the Adviser's judgment provides above average potential for capital appreciation.



  Although the SBSF Capital Growth Fund intends to be fully invested, it may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such position is likely to provide protection against abnormal market or economic conditions.


  The Fund intends to manage its portfolio actively to accomplish its investment objective. Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. The SBSF Capital Growth Fund maintains investments in small capitalization companies. These investments have historically experienced a greater degree of volatility than their large capitalization counterparts.

SBSF MONEY MARKET FUND

  The investment objective of SBSF Money Market Fund is to provide high current income to the extent consistent with preservation of capital. The SBSF Money Market Fund will not purchase securities with maturities greater than 397 days and will maintain a weighted average maturity of 90 days or less. The SBSF Money Market Fund seeks to attain its objective by investing in the following types of money market instruments:

  (1) Bank certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by domestic banks having total assets in excess of one billion dollars (except as provided below) and subject to regulation by the United States Government; foreign branches of these banks ("Euros"); and, United States branches of foreign banks of equivalent size ("Yankees"). The SBSF Money Market Fund may invest in certificates of deposit and other obligations issued by smaller domestic banks and savings and loan associations with assets of less than one billion dollars

--------------------------------------------------------------------------------

if the principal amounts of the instruments are fully insured by the FDIC. In the event the SBSF Money Market Fund purchases any certificates of deposit issued by such smaller banks or savings and loan associations that are not readily marketable, the purchases will not exceed 10% of the SBSF Money Market Fund's net assets at the time of purchase.


  (2) Commercial paper rated Prime-1 by Moody's and A-1 by S&P or, if not rated, issued by corporations having an outstanding unsecured debt issue currently rated Aa by Moody's or AA by S&P. (For a description of such ratings see Appendix A to the Statement of Additional Information).


  (3) Obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including such obligations subject to repurchase agreements. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of the latter category of securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of securities described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association and (iii) obligations of the Student Loan Marketing Association, respectively.

  Such instruments may produce a lower yield than would be available from less highly rated instruments. There can be, of course, no assurance that the SBSF Money Market Fund will achieve its investment objective. The SBSF Money Market Fund may not achieve as high a current level of income as other funds that may invest in securities of lesser quality and/or longer maturities.


  The SBSF Money Market Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities or U.S. bank obligations.


INVESTMENT TECHNIQUES


  In pursuit of their objectives, the Funds may utilize certain special investment methods. The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund may, in certain circumstances, purchase and write call options that are traded on U.S. securities exchanges. At the time of purchase or sale, the market value of such options would not exceed 5% of the total assets of the respective Fund. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. See "Investment Objectives and Policies -- Call Options" in the Statement of Additional Information for further information.



  The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund each may invest up to 10% of their total assets in securities of foreign issuers. Securities of foreign issuers may, in the opinion of the Adviser, present attractive investment opportunities. Foreign investments may be affected favorably or unfavorably by changes in exchange rates and currency control regulations, including currency blockage. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities also may be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization or expropriation of issuers.



  The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund each also may invest up to 5% of their net assets in warrants, excluding attached warrants. None, however, will invest more than 2% of its net assets in warrants which are not traded on the New York or American Stock Exchanges.


  The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund each may invest up to 10% of their total assets in illiquid securities, including securities restricted as to disposition under the federal securities laws, securities as to which there are no readily available market quotations and repurchase agreements with a maturity in excess of 7 days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale

--------------------------------------------------------------------------------

to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), which the Company's Board of Directors or the Fund's Adviser has determined are liquid. Such a determination would take into consideration, among other factors, valuation, liquidity and availability of information. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Funds could adversely affect the liquidity of such securities. The Funds might be unable to dispose of such securities promptly or at reasonable prices.

  To increase income, the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund may lend portfolio securities to certain brokers or dealers, banks or other institutional investors, such as insurance companies and pension funds. The Adviser has not previously, nor has it any present intention, to loan portfolio securities. Each of the Funds may invest in repurchase agreements relating to certain types of securities and member banks of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. From time to time, all of the Funds may trade in securities for the short term. It is anticipated that the annual portfolio turnover rates will not exceed 75% for the SBSF Fund and the SBSF Convertible Securities Fund and may be substantially higher than 100% for the SBSF Capital Growth Fund. A turnover rate in excess of 100% may increase a Fund's expenses. Additional information with respect to the special investment methods described in this paragraph and the conditions under which a Fund may utilize them may be found under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds are subject to the usual market risks incident to their investments and therefore there can be no assurance that the objectives of the Funds will be attained. In addition, investments in a Fund are not insured against loss of principal. No single Fund should be considered, by itself, to provide a complete investment program for any investor.

  The investment policies of the Funds set forth above may be changed or altered by the Board of Directors subject to certain investment restrictions, which set percentage and other limitations on certain investments and investment strategies, certain of which constitute fundamental policies. Fundamental policies, which include the investment objective of each of the Funds, cannot be changed without the approval of the holders of a majority of the outstanding voting securities of each of the Funds. The restrictions are set forth under "Investment Restrictions" in the Statement of Additional Information.


  In order to permit the sale of a Fund's shares in certain states, the Company may, on behalf of a Fund, make commitments to a state or states that are more restrictive than the investment policies and limitations described in the Prospectus and in the Statement of Additional Information.


--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

  The directors, in addition to reviewing the actions of the Funds' Adviser, Administrator and Distributor, as set forth below, decide upon matters of general policy. The Company's officers conduct and supervise the daily business operations of the Funds. The names, addresses and business affiliations of the directors and officers of the Company are set forth in the Statement of Additional Information.

                             THE INVESTMENT ADVISER


  The investment adviser to the Funds is Spears, Benzak, Salomon & Farrell, Inc., a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. ("KAMHI") and is an indirect wholly owned subsidiary of Society National Bank, N.A. and KeyCorp, one of the largest financial services holding companies in the United States. KeyCorp's principal offices are located at 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------


  The Adviser was, at November 30, 1995, investment adviser for assets aggregating in excess of $3.6 billion. In addition to the Funds, the Adviser's advisory clients include individuals, pension and profit-sharing trusts, partnerships, endowments and foundations. The Adviser's principal offices are located at 45 Rockefeller Plaza, New York, New York 10111.



  Pursuant to an Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Funds, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Directors of the Company.



  Pursuant to a Sub-Administration Agreement between Spears and Concord Holding Corporation ("Concord" or, the "Administrator"), Spears provides the Funds with certain sub-administrative and fund accounting services. For its services as sub-administrator, Concord pays Spears an annual fee of $500,000.



  The principal portfolio manager of the SBSF Money Market Fund is Louis R. Benzak. Mr. Benzak is a Managing Director and Vice Chairman of the Adviser and has been the principal portfolio manager of the SBSF Money Market Fund since its inception. Mr. Benzak also is the primary portfolio manager of the SBSF Fund and has served as such since the Fund's inception. Christopher C. Grisanti serves as a co-portfolio manager of the SBSF Fund. Mr. Grisanti, a Vice President, Analyst and Portfolio Manager of Spears, has been associated with Spears since 1994. Prior to that time, Mr. Grisanti was an attorney with Simpson Thacher & Bartlett. Mr. Grisanti has served as a portfolio manager of the SBSF Fund since April 1996. Mr. Benzak, Richard A. Janus and James K. Kaesberg serve as co-portfolio managers of the SBSF Convertible Securities Fund. Mr. Benzak has served as a portfolio manager of the SBSF Convertible Securities Fund since the Fund's inception. Mr. Janus, in addition to his position as a Vice President of Spears, is Senior Managing Director and Chief Investment Officer of Convertible Securities Investments for Society Asset Management, Inc. ("Society"), an affiliate of Spears and an indirect wholly owned subsidiary of KeyCorp. Mr. Janus has held various positions with Society (including its predecessors) since 1977, and has served as a co-portfolio manager of the SBSF Convertible Securities Fund since April 1996. Mr. Kaesberg also is associated with Society and currently holds the position of Vice President and Portfolio
Manager -- Convertible Securities. Mr. Kaesberg has been employed by Society (including its predecessors) since 1985, and has held his position as a co-portfolio manager of the SBSF Convertible Securities Fund since April 1996. Mr. Kaesberg is a Vice President of Spears.



  Charles G. Crane is the principal portfolio manager of the SBSF Capital Growth Fund. Mr. Crane is a Managing Director of Spears and has been associated with Spears since 1988. Mr. Crane has served as a portfolio manager of SBSF Capital Growth Fund since the Fund's inception. Annette Longnon Geddes is a co-portfolio manager of the SBSF Capital Growth Fund. Ms. Geddes, a Vice President of Spears, has been associated with Spears, and has served as a portfolio manager of the SBSF Capital Growth Fund, since April 1996. Ms. Geddes served as a portfolio manager with Steinhardt Management Company during 1995 and, from 1987 to 1994, held the position of Managing Director with Trust Company of the West.



  Under the Investment Advisory Agreement, as compensation for the services rendered and related expenses borne by the Adviser, the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund each are obligated to pay the Adviser a fee, computed daily and payable monthly, equal to 0.75% per annum of each Fund's average daily net assets. This fee is higher than that paid by most investment companies, although it is believed that this fee is comparable to fees paid by other investment companies with investment objectives comparable to each such Fund. The Investment Advisory Agreement further provides that the SBSF Money Market Fund is obligated to pay the Adviser a fee, computed daily and payable monthly, equal to 0.25% per annum of its average daily net assets. For the fiscal year ended November 30, 1995, the SBSF Fund and the SBSF Convertible Securities Fund paid the Adviser fees at the effective annual rate of 0.75% of each Fund's average daily net assets. In addition, during the fiscal year ended November 30, 1995, the SBSF Capital Growth Fund incurred advisory fees at the effective annual rate of 0.16% of the Fund's average daily net assets. Spears voluntarily waived the advisory fees incurred by the SBSF Capital Growth Fund during the period from December 1, 1994 through September 30, 1995. The Adviser voluntarily waived its advisory fee of 0.25% due from SBSF Money Market Fund for the year ended November 30, 1995. The Adviser is obligated to reimburse the Funds in the event any Fund's expenses exceed certain prescribed limits. See "Expenses and Distribution Plan".

--------------------------------------------------------------------------------


                       THE ADMINISTRATOR AND DISTRIBUTOR



  Concord serves as Administrator to the Funds. In this capacity, Concord administers certain of the Funds' operations subject to the supervision of the Board of Directors. Pursuant to an Administration Agreement, in consideration of its administration fee, Concord performs clerical, accounting and office service functions for the Funds and provides the Funds with personnel to perform accounting and related services. Concord also is responsible for calculating the Funds' net asset values and yields, preparing reports to and filings with regulatory authorities, servicing shareholder accounts and performing such other services as the Funds may from time to time request. The Administration Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of Concord, or of reckless disregard of its obligations thereunder, Concord shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with matters to which the Administration Agreement relates.



  Under the Administration Agreement, as compensation for the administrative services rendered to the Funds and related expenses borne by Concord, each of the Funds is obligated to pay Concord an annual fee, computed daily and payable monthly, equal to 0.25% of its average daily net assets up to $50,000,000, plus 0.15% of such assets greater than $50,000,000. For the fiscal year ended November 30, 1995, the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Money Market Fund each paid Spears, the prior administrator, fees at the effective annual rates of 0.19%, 0.23% and 0.25%, respectively, of each such Fund's average daily net assets. Spears voluntarily waived its administration fee for the SBSF Capital Growth Fund for the same period.



  Concord Financial Group, Inc. serves as the independent underwriter and distributor of the shares of the Funds ("Concord Financial" or the "Distributor"). Pursuant to the Distribution Agreement between the Company and Concord Financial, Concord Financial is obligated to use its best efforts to sell shares of the Funds. In addition, under the Distribution Agreement, Concord Financial may enter into agreements with selected dealers for the distribution of shares. Spears neither participates in nor is responsible for the underwriting of Fund shares.



  Morrison & Foerster LLP, counsel to the Company and special counsel to Spears, has advised the Company and Spears that Spears and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial and administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


--------------------------------------------------------------------------------
                         EXPENSES AND DISTRIBUTION PLAN
--------------------------------------------------------------------------------

  Except as set forth above under "Management of the Funds" and as set forth below, each of the Funds bears the expenses directly applicable to it and a portion of the general administrative expenses, applicable to all the Funds, which may be allocated among the Funds in a manner believed to be fair and equitable. Expenses that are directly applicable to a Fund include expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, legal and auditing expenses directly incurred by the Fund, and charges of Spears, the Custodian, the Transfer Agent and the Distributor. General expenses which would be allocated include directors' fees, general corporate legal and auditing expenses, state franchise taxes, costs of printing proxies, stock certificates, shareholder reports and prospectuses sent to existing shareholders, trade association fees, Securities and Exchange Commission fees, and accounting costs.


  Under a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Distribution Plan"), the Company pays the promotional and advertising expenses relating to the distribution of the Funds' shares and for the printing of all Fund prospectuses used in connection with the distri-

--------------------------------------------------------------------------------


bution and sale of the Funds' shares. In addition, under the Distribution Plan, the Company may compensate Concord Financial, or reimburse expenses incurred by Concord Financial, for distribution-related and sales support or shareholder account services. All amounts expended pursuant to the Plan are paid to Concord Financial, which may pay all or any portion of such payments to compensate or reimburse brokers, dealers and others which make sales of shares of a Fund or which service shareholder accounts. Total payments under the Distribution Plan may not exceed 0.25% of the average daily net asset value of the shares of a Fund on an annual basis. The Distribution Plan requires that written reports of the amounts expended and the purposes for which such expenditures were made be provided to the Board of Directors, at least quarterly, for its review. See "Management of the Funds" for information regarding fee arrangements.



  The Adviser has agreed that if in any fiscal year the sum of a Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the amounts payable by the Fund to Spears for the advisory fee for that year shall be reduced accordingly. In addition, in certain circumstances, Spears is obligated to reimburse the expenses of a Fund to the extent they exceed any such state expense limitations. For further information see "Expenses, Distributor and Distribution Plan" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


  The net asset values of the shares of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund are determined as of the close of the New York Stock Exchange, which is ordinarily at 4:00 P.M., New York time, each Business Day, and the net asset value of the shares of SBSF Money Market Fund is determined at 12:00 P.M., New York time, each Business Day (each, respectively, a "Valuation Time"). A "Business Day" is a day on which the New York Stock Exchange is open for trading. The New York Stock Exchange will not be open in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


  The SBSF Money Market Fund will seek to maintain a constant net asset value per share of $1.00; however there can be no assurance that this will be attained.


  In general, a Fund's net asset value is equal to the value of its securities, cash and other assets, less liabilities, divided by the number of shares outstanding. Securities traded on securities exchanges or the Nasdaq National Market are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the mean between the most recent bid and asked quotation. Securities traded over-the-counter are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets (other than money market instruments) are valued at fair value as determined in good faith by the Board of Directors. The SBSF Money Market Fund values all its portfolio securities using the amortized cost method. The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund value money market instruments at market value except money market instruments having a maturity of less than 60 days which are valued at amortized cost.



  Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset values of the shares of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.



  The net asset values per share of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund appear daily in The Wall Street Journal and most major newspapers.

--------------------------------------------------------------------------------
                               PURCHASING SHARES
--------------------------------------------------------------------------------

  Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with Key Mutual Funds or Concord Financial. Shares are also available to clients of bank trust departments who have qualified trust accounts. The initial minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

  Shares of the Funds are sold at the net asset value per share (see "Determination of Net Asset Value") next determined after receipt and acceptance by Primary Funds Service Corporation, the Funds' transfer agent (the "Transfer Agent"), of an order to purchase shares. There are no sales commissions.

  Purchases of shares will be effected only on a Business Day (as defined in "Determination of Net Asset Value") of Key Mutual Funds. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on that Business Day. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of Key Mutual Funds. Generally, shares of the Funds begin accruing income dividends on the day they are purchased.

INVESTING DIRECTLY

BY MAIL:


  You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum investment requirement to: Key Mutual Funds, Primary Funds Service Corporation, P.O. Box 9742, Providence, RI 02940-9742. Subsequent purchases may be made in the same manner.


BY TELEPHONE OR WIRE:


  If an account application has been previously received by the Transfer Agent, you may also purchase shares by wiring funds to: Boston Safe Deposit & Trust Co., ABA #011001234, For Credit to PFSC DDA Account #05-224-8, For Further Credit to Key Mutual Funds Account #[insert your account number, name and control number assigned by the Transfer Agent]. The Transfer Agent does not charge a wire fee. PRIOR TO WIRING ANY FUNDS AND IN ORDER TO ENSURE THAT WIRE ORDERS ARE INVESTED PROMPTLY, YOU MUST CALL THE TRANSFER AGENT AT 1-800-539-3863.


INVESTING THROUGH INVESTMENT PROFESSIONALS OR A BANK TRUST DEPARTMENT


  Shares may be purchased by investors who designate an Investment Professional or a bank trust department through procedures established by the Transfer Agent in connection with requirements of qualified accounts maintained by or on behalf of certain persons by Investment Professionals and bank trust departments. With respect to such purchases, it is the responsibility of the Investment Professional or a bank trust department to transmit purchase orders to the Transfer Agent and to deliver federal funds for purchase on a timely basis. Your Investment Professional or bank trust department may charge additional fees in connection with purchases and redemptions of shares. Contact your Investment Professional or trust representative for complete information.


  The services rendered by your bank trust department, including affiliates of Spears, in the management of its accounts are not duplicative of any of the services for which Spears is compensated. The additional fees paid by clients of bank trust departments, their affiliates, or an Investment Professional should be considered in calculating the net yield on investment in a Fund, although such charges do not affect the Fund's dividends or distributions.

ADDITIONAL INVESTMENT REQUIREMENTS

  All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. Key Mutual Funds reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase may be canceled and you could be liable for any losses and/or fees incurred. Payment for purchase is expected at the time of the order. If payment is not received within three business days of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

  You may initiate any transaction by telephone through your Investment Professional, or bank trust

--------------------------------------------------------------------------------


department. Subsequent investments by telephone may be made directly. Note that the Key Mutual Funds and its agents will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information, or using personalized security codes. Your Investment Professional or the Transfer Agent also may record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.


  Each investment in shares of a Fund, including dividends and capital gains distributions reinvested, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares were purchased, and the new balance of Fund shares owned. The Funds do not issue stock certificates for the shares.

  Although the Funds continuously offer their shares for sale, each Fund reserves the right to reject any purchase request.

--------------------------------------------------------------------------------

                         THE SYSTEMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------


  Under the Systematic Investment Plan, you may make regular systematic monthly purchases of shares of a Fund through automatic deductions from your bank account(s). Upon obtaining your authorization, Key Mutual Funds' Transfer Agent will deduct the specified amount from your designated bank account, which amount will then be automatically invested in shares of the relevant Fund at the net asset value next determined. Bank accounts will be debited on any day from the 1st through the 28th of each month, as selected by the shareholder. You must first meet a Fund's initial investment requirement of $500 and are subject to a minimum subsequent investment of $25. For officers, trustees, directors and employees, including retired directors and employees, of Spears, Key Mutual Funds, KeyCorp and its affiliates, (and family members of each of the foregoing)who participate in the Systematic Investment Plan, there is no minimum initial investment required.



  To participate in the Systematic Investment Plan, complete the appropriate section of the account application and attach a voided personal check with the bank's magnetic ink coding number across the front. If the bank account is jointly owned, all owners must sign. Account applications can be obtained by calling the Transfer Agent at 1-800-539-3863. To change or discontinue existing Systematic Investment Plan instructions, submit a written request to or call the Transfer Agent at 1-800-539-3863.


--------------------------------------------------------------------------------
                         THE SYSTEMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

  The Systematic Withdrawal Plan enables shareholders to make regular monthly, quarterly, semi-annual or annual redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at the net asset value on the date of the withdrawal and have the proceeds transferred according to your written instructions. Fund accounts will be debited on any day from the 1st through the 28th of each month.

  You can have checks sent from your Fund account directly to you, to your bank checking account or to a third person. If you opt to have checks sent to your bank checking account, a voided personal check with the bank's magnetic coding number across the front must be attached to the account application. If the bank checking account is jointly owned, all owners must sign the application.

  To participate in the Systematic Withdrawal Plan, the required minimum balance is $5,000 per Fund. The required minimum withdrawal is $25.


  To participate in the Systematic Withdrawal Plan, call 1-800-539-3863 for more information. Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income and capital gain dividend distributions earned on Fund shares, the Fund account may eventually be exhausted. Purchases of additional shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities. The Systematic Withdrawal Plan is not necessarily appropriate for use in conjunction with the Systematic Investment Plan. To change or terminate Systematic Withdrawal Plan instructions, submit a written request to, or call the Transfer Agent at 1-800-539-3863.

--------------------------------------------------------------------------------


The Systematic Withdrawal Plan may be modified or terminated at any time without notice.


  If the amount of the automatic withdrawal exceeds the income accrued for the period, the principal balance invested will be reduced and shares will be redeemed.

--------------------------------------------------------------------------------
                                REDEEMING SHARES
--------------------------------------------------------------------------------

  Shares may ordinarily be redeemed by mail or telephone. However, all or part of your shares may be redeemed in accordance with instructions and limitations pertaining to your account with an Investment Professional. For example, if you have agreed with an Investment Professional to maintain a minimum balance in your account with the Investment Professional, and the balance in that account falls below that minimum, you may be obligated to redeem, or the Investment Professional may redeem for you and on your behalf, all or part of your shares to the extent necessary to maintain the required minimum balance.

BY MAIL:

  In order to redeem shares by mail, send a written request to the Transfer Agent. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. A signature guarantee is designed to protect you, the Fund, and your and the Fund's agents from fraud. A written redemption request requires a signature guarantee for redemptions of more than $10,000 worth of shares; if your Fund account registration has changed within the last 60 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another account within Key Mutual Funds with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.


  To the extent that share certificates have been issued for any shares to be redeemed, such share certificates, properly endorsed and in proper form for transfer, should be included in the shareholder's redemption request. In such an event, all signatures on the share certificates must be guaranteed as described above.


BY TELEPHONE:


  You may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated on your account application. Such wire redemption requests may be made by telephone to the Transfer Agent. It is not necessary to confirm telephone redemption requests in writing. If you did not originally select the telephone redemption privilege, you must provide written instructions as well as a signature guarantee to the Transfer Agent to add this feature. Neither Key Mutual Funds nor its service agents will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with Key Mutual Funds' telephone redemption procedures and pursuant to instructions reasonably believed to be genuine. Key Mutual Funds will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, Key Mutual Funds or its service agents may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording of phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. For telephone redemptions, call the Transfer Agent at 1-800-539-3863. If you are unable to reach the Transfer Agent by telephone (for example, during time of unusual market activity), consider placing your order by mail directly to the Transfer Agent.


ADDITIONAL REDEMPTION INFORMATION

  Redemption orders are effected at the net asset value per share next determined after the shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in a Fund may be more or less than the amount invested. Payment to

--------------------------------------------------------------------------------

shareholders for shares redeemed will be made within three business days after receipt by the Transfer Agent of the request for redemption.


  At various times, Key Mutual Funds may be requested to redeem shares of a Fund for which good payment has not yet been received. In such circumstances, Key Mutual Funds may delay the forwarding of proceeds for 15 days or more without interest to the shareholder until payment has been collected for the purchase of such shares. Key Mutual Funds intends to pay cash for all shares redeemed, but under unusual circumstances, Key Mutual Funds may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.



  Due to the relatively high cost of handling small investments, Key Mutual Funds reserves the right to redeem, at net asset value, shares in your account if, because of redemptions of shares by you or on your behalf, your account with respect to a Fund has a value of less than $500 (except with respect to officers, trustees, directors and employees, including retired directors and employees, of Spears, Key Mutual Funds, KeyCorp and its affiliates, (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). Before Key Mutual Funds exercises the right to redeem such shares and to send the proceeds to you, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least $500, if applicable.



  Key Mutual Funds reserves the right to reject any order for the purchase of its shares in whole or in part. In addition, the Funds have reserved the right to redeem involuntarily the shares of any shareholder if the net asset value of all remaining shares in the shareholder's account after a redemption is less than $500. IRA and Keogh accounts are exempt from this mandatory redemption. Written notice of a proposed mandatory redemption will be given at least 60 days in advance to any shareholder whose account is to be redeemed. During the notice period a shareholder may avoid mandatory redemption by purchasing sufficient shares to increase his or her total net asset value to at least $500.



  Key Mutual Funds may suspend the right of redemption during any period when
(a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed, other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension or postponement; or (c) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or determination of the value of assets of the Funds not reasonably practicable. In case of a suspension of the right of redemption, the shareholder may withdraw his certificate or offer of redemption, or he will receive payment of the net asset value next determined after the suspension has been terminated.


FREE CHECKING

  Investors in the SBSF Money Market Fund only may request a supply of checks from the Transfer Agent. A check may be made payable to the order of anyone in an amount of $100 or more. These checks may be used as one would use any ordinary commercial bank check except that the checks may not be certified. The payee of such a check may deposit it. The checks are drawn on a special account maintained by the SBSF Money Market Fund at Northern Trust Co. When such a check is presented to Northern Trust Co. for payment, it, as agent for the shareholder, redeems a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check and returns the cancelled check to the investor.

  A shareholder in the SBSF Money Market Fund who uses a check to make a redemption receives dividends on the shares to be redeemed up to and including the Business Day the check clears.

  There is no charge to the shareholder for this checking service. Each check sent to a shareholder has his or her name and SBSF Money Market Fund account number printed thereon. Shareholders electing the checking option are subject to the procedures, rules and regulations of Northern Trust Co. governing checking accounts. Checks drawn on a jointly owned account, at the option of the joint owners, may require only one signature. Northern Trust Co. will not honor checks which are in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Since the dollar value of the account changes daily, the total value of the account cannot be determined in advance and the account cannot be entirely redeemed by check.

  An investor wishing to avail himself or herself of this method of redemption should elect it on the sub-

--------------------------------------------------------------------------------

scription order form. Individuals and joint tenants are not required to furnish any supporting documentation. However, corporations and other entities are required to furnish a certified resolution or other evidence of authorization in accordance with normal banking practices. Appropriate authorization forms are available from the Transfer Agent. As soon as such forms are filed in good order with the Transfer Agent, it will provide the shareholder with a supply of checks.

  This checking service may be terminated at any time by the Fund or by the Transfer Agent.

--------------------------------------------------------------------------------

                               EXCHANGING SHARES

--------------------------------------------------------------------------------


  You may exchange shares of a Fund for shares of any other Fund of Key Mutual Funds so long as you maintain the requisite minimum account balance applicable to each Fund owned immediately after the exchange. The exchange will be made on the basis of the relative net asset values of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a capital gain or loss. Before an exchange can be effected, you must receive a current prospectus of the Fund of Key Mutual Funds for which the shares are to be exchanged. To request a prospectus for any Fund of Key Mutual Funds, call the Transfer Agent at 1-800-539-3863. The exchange privilege may only be exercised in states where the exchange may legally be made, and Key Mutual Funds reserves the right to restrict, limit or terminate the terms of this exchange privilege upon sixty days written notice to shareholders.


  See "Redeeming Shares -- By Telephone" for a discussion of certain limitations on the liability of the Funds and the Transfer Agent in connection with unauthorized telephone transactions.

--------------------------------------------------------------------------------
                            INVESTING FOR RETIREMENT
--------------------------------------------------------------------------------


  You may wish to invest in Key Mutual Funds in connection with Individual Retirement Accounts (IRAs) and other retirement plans such as Simplified Employee Pension Plans (SEP/IRA), Salary Reduction Simplified Employee Pension Plans (SAR-SEP/IRA), 401(k) Plans, and 403(b) Plans. For more information about investing in Key Mutual Funds through tax-favored accounts, call 1-800-539-3863.


--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  Each Fund distributes to shareholders substantially all of its net investment income and any net realized taxable capital gains resulting from sales of portfolio securities.

  The SBSF Money Market Fund declares daily, and pays monthly on or about the first business day of the following month, dividends equal to its entire net investment income. Unless the shareholder instructs otherwise, all dividends and distributions of the SBSF Money Market Fund are reinvested in additional shares, at net asset value, on the payment date.

  The SBSF Convertible Securities Fund declares dividends, equal to its net investment income, on or about the last business day of each calendar quarter and pays such dividends shortly thereafter. Realized capital gains, if any, are paid annually in December. Dividends from the SBSF Fund and the SBSF Capital Growth Fund are ordinarily paid semi-annually in June and December and capital gains distributions, if any, are paid annually in December. Unless the shareholder instructs otherwise, all dividends and distributions of these Funds will be reinvested in additional shares, at net asset value as of the close of the New York Stock Exchange on the date fixed by the Board of Directors when the dividend or distribution is declared.


  Shareholders of any of the Funds may elect to reinvest dividends or distributions in shares of any other Fund at net asset value. This option may be elected on the subscription order form (application) or by writing or calling the Funds at 1-800-539-3863. If a shareholder desires to receive any dividend or distribution in cash, he or she must notify the Transfer Agent or the Funds in writing prior to the record date for such dividend or distribution. A shareholder may also request that all future dividends and distributions be paid in cash. Such request will remain in effect until notification in writing by the shareholder to the contrary is received by the Transfer Agent. Shareholders

--------------------------------------------------------------------------------

are advised as to the source of each distribution. A notice of each dividend or distribution reinvestment transaction will be mailed to the shareholder by the Transfer Agent.

--------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES
--------------------------------------------------------------------------------


  Each Fund has qualified and intends to continue to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company so long as it is in the best interest of its shareholders to do so. This qualification relieves the Funds (but not their shareholders) from paying Federal income tax on income which is currently distributed to shareholders, assuming certain distribution requirements are met; it also permits net capital gains of the Funds (i.e., the excess of net long-term capital gain over net short-term capital loss) to be treated as long-term capital gain of the shareholders, regardless of how long shares in the Funds are held. Under the Tax Reform Act of 1986, a nondeductible 4% excise tax may be imposed on the Funds to the extent the Funds do not meet certain distribution requirements by the end of each calendar year.



  Dividend distributions to shareholders from net investment income or net short-term capital gain are treated as ordinary income for Federal income tax purposes whether such distributions are taken in cash or reinvested in additional shares.


  Dividends paid by the SBSF, SBSF Convertible Securities and SBSF Capital Growth Funds may be eligible for the dividends received deduction for corporate shareholders to the extent that the Funds' income is derived from certain dividends received from domestic corporations.


  Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of the Funds are taxable to shareholders as long-term capital gains whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Funds have been held. Capital gain distributions are not eligible for the dividends received deduction.


  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year. Notwithstanding the above, any loss realized by a shareholder upon the sale of shares in a Fund held six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

  Dividends and distributions are generally subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

--------------------------------------------------------------------------------
                                  PERFORMANCE
--------------------------------------------------------------------------------

SBSF MONEY MARKET FUND

  From time to time the SBSF Money Market Fund may advertise "yield" and "effective yield" of the shares of the Fund. Yield and effective yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of shares of the Fund refers to the net income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


  The "yield" of the SBSF Money Market Fund for the seven days ended November 30, 1995 was 4.78%. The "effective yield" for the same seven day period was 4.90%.


OTHER FUNDS


  From time to time a Fund, other than the SBSF Money Market Fund, may advertise "yield" and "total return" of its shares. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The yield on shares of a Fund will be calculated by dividing the net investment income per share during a recent 30-day (or one

--------------------------------------------------------------------------------

month) period by the maximum public offering price per share of the Fund on the last day of that period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. The "total return" of shares may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of the stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.

  Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide for an agreed-upon or guaranteed fixed yield for a stated period of time. The Funds' Annual Report contains additional performance information and is available without charge upon request.



  See "Performance Information" in the Statement of Additional Information for further information.



--------------------------------------------------------------------------------

                          DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------


  The Company is an open-end, diversified management investment company, incorporated under Maryland law on May 26, 1983. Pursuant to the Articles of Incorporation, the Board of Directors may authorize the creation of additional series of shares. Pursuant to such authority, the Board of Directors has authorized the issuance of six series of shares, each representing shares in one of six separate Funds: SBSF Fund (25 million authorized shares); SBSF Convertible Securities Fund (25 million authorized shares); SBSF Capital Growth Fund (25 million authorized shares); SBSF Money Market Fund (175 million authorized shares); Key Stock Index Fund (1 billion authorized shares); and Key International Index Fund (1 billion authorized shares). As of the date of this Prospectus, Key Stock Index Fund and Key International Index Fund had not commenced operations. The par value of the shares of each of the Funds is $.01 per share. The assets of each Fund are segregated and separately managed and a shareholder's interest is in the assets and earnings of the Fund in which he or she holds shares. Each share of a Fund represents an equal proportionate interest in that portfolio with each other share of the same series. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Funds, of any general assets not belonging to any particular portfolio that are available for distribution. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by portfolio except as otherwise required by the 1940 Act or Maryland law. It is anticipated that the Company will not hold annual shareholder meetings except when required to do so by the 1940 Act or Maryland law.


  As of March 1, 1996, Key Trust owned shares of the SBSF Capital Growth Fund such that it may be presumed to "control" the Fund as that term is defined in the 1940 Act. Similarly, as of March 1, 1996, Richard E. Salomon, President and Managing Director of Spears, owned shares of the SBSF Money Market Fund such that he may be presumed to "control" such Fund.


--------------------------------------------------------------------------------
            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------------------------------------------


  Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114, is the Custodian for the Funds' cash and securities and Primary Funds Service Corporation, P.O. Box 9742, Providence, Rhode

--------------------------------------------------------------------------------


Island 02940-9742, is Transfer Agent and Dividend Disbursing Agent for the shares of the Funds. Key Trust Company of Ohio, N.A. does not assist in any way, and is not responsible for, investment decisions involving assets of the Funds. Key Trust Company of Ohio, N.A. is a subsidiary of KeyCorp and an affiliate of the Adviser and receives compensation from the Fund for the services it performs as custodian.



--------------------------------------------------------------------------------

                              SHAREHOLDER REPORTS
--------------------------------------------------------------------------------

  The Funds will prepare and send to shareholders semi-annual unaudited and annual audited reports which will include a list of investment securities held by each of the Funds.

  In addition, shareholders of the Funds will receive, monthly, a cumulative account statement for the calendar year. Shareholders of the SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund also will receive, quarterly, information summarizing the Fund's investment performance. Shareholders of the SBSF Money Market Fund receive monthly statements from the Transfer Agent detailing all transactions.


  Shareholder inquiries should be addressed to the Funds at Primary Funds Service Corporation, P.O. Box 9742, Providence, Rhode Island 02940-9742. Shareholders may also call the Funds at 1-800-539-3863.

                                KEY MUTUAL FUNDS
                              45 Rockefeller Plaza
                            New York, New York 10111

                     INVESTMENT ADVISER & SUB-ADMINISTRATOR
                    Spears, Benzak, Salomon & Farrell, Inc.
                              45 Rockefeller Plaza
                            New York, New York 10111

                                 ADMINISTRATOR
                          Concord Holding Corporation
                              125 West 55th Street
                            New York, New York 10019

                                    COUNSEL
                            Morrison & Foerster LLP
                          2000 Pennsylvania Avenue, NW
                              Washington, DC 20006

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                   CUSTODIAN
                        Key Trust Company of Ohio, N.A.
                               127 Public Square
                             Cleveland, Ohio 44114

                                 TRANSFER AGENT
                       Primary Funds Service Corporation
                                 P.O. Box 9742

                      Providence, Rhode Island 02940-9742


                                  DISTRIBUTOR

                         Concord Financial Group, Inc.

                              125 West 55th Street
                               New York, NY 10019

                  The date of this Prospectus is April 1, 1996

                                KEY MUTUAL FUNDS


                                   SBSF FUND



                        SBSF CONVERTIBLE SECURITIES FUND



                            SBSF CAPITAL GROWTH FUND



                             SBSF MONEY MARKET FUND


                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 1, 1996


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Key Mutual Funds, dated April 1, 1996, as supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the prospectus for SBSF Fund, SBSF Convertible Securities Fund, SBSF Capital Growth Fund and SBSF Money Market Fund. Copies of the prospectus may be obtained by writing to Key Mutual Funds at 45 Rockefeller Plaza, New York, New York 10111, or by telephoning 1-800-539-3863.

                               TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES.......................................................................  3
    Additional Information on Fund Investments...........................................................  3
INVESTMENT RESTRICTIONS..................................................................................  5
PORTFOLIO TURNOVER.......................................................................................  7
    SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund.............................  7
    SBSF Money Market Fund...............................................................................  7
MANAGEMENT OF THE FUNDS..................................................................................  7
    Directors and Officers...............................................................................  7
SECURITY HOLDERS.........................................................................................  9
THE INVESTMENT ADVISER AND ADMINISTRATOR.................................................................  9
EXPENSES, DISTRIBUTOR AND DISTRIBUTION PLAN..............................................................  11
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................................  13
INDEPENDENT ACCOUNTANTS..................................................................................  13
PERFORMANCE INFORMATION..................................................................................  13
    SBSF Money Market Fund...............................................................................  13
    SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund.............................  13
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................................................  14
PURCHASE, REDEMPTION AND PRICING.........................................................................  15
FEDERAL INCOME TAXES.....................................................................................  16
ADDITIONAL INFORMATION...................................................................................  18
FINANCIAL STATEMENTS.....................................................................................  18
APPENDIX A...............................................................................................  19

                       INVESTMENT OBJECTIVES AND POLICIES


  Key Mutual Funds (the "Company") is a professionally managed, no-load, open-end series investment company consisting of six different portfolios, four of which are described in this Statement of Additional Information (each a "Fund" and collectively the "Funds"). Prior to December 1995, the Company operated under its corporate name "SBSF Funds, Inc." In December 1995, the Company began operating under the name "Key Mutual Funds". Each Fund is a separately managed, diversified mutual fund with its own investment objective and policies. The Funds have no sales charges, redemption fees or exchange fees. The four Funds are:


  SBSF Fund -- its investment objective is to seek a high total return over the long term consistent with reasonable risk. In seeking its objective, the SBSF Fund will invest primarily in common stocks which in the opinion of the Adviser have the potential for capital appreciation in excess of market averages during periods of market strength, while attempting to preserve capital during periods of market weakness.


  SBSF Capital Growth Fund -- its investment objective is to seek capital appreciation. The Fund will seek to achieve its objective by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in earnings or cash flow. The SBSF Capital Growth Fund will invest primarily in the securities of small to medium capitalization companies.



  SBSF Convertible Securities Fund -- its investment objective is to seek a high level of current income together with long-term capital appreciation. The SBSF Convertible Securities Fund will invest primarily in convertible bonds, corporate notes, convertible preferred stocks and other securities convertible into common stock.


  SBSF Money Market Fund -- its investment objective is to provide high current income to the extent consistent with preservation of capital. The SBSF Money Market Fund invests only in obligations with maturities of one year or less including bank certificates of deposit, bankers acceptances, high grade commercial paper and securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.


ADDITIONAL INFORMATION ON FUND INVESTMENTS


  In addition, the Funds may use the investment methods described below.


  CALL OPTIONS The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund may purchase and write call options that are traded on U.S. securities exchanges. Call options are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. Brokerage commissions on call options transactions are generally higher than those for exchange transactions in listed common stocks.


  A call option is "covered" if the Fund which writes it owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund which writes it holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Effecting a closing transaction in the case of a written call option will permit the Fund which wrote it to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option it will effect a closing transaction prior to or concurrent with the sale of the security. If a Fund is unable to effect a closing purchase transaction and is otherwise unable to keep the option that it has written covered, as described above, the Fund will be unable to dispose of the underlying security and engage in the foregoing transactions.

  A gain from a closing transaction will be realized if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a loss will be realized from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


  The SBSF Fund, the SBSF Capital Growth Fund and the SBSF Convertible Securities Fund may write call options only if they are covered, and the options must remain covered so long as the Fund is obligated as a writer. The Funds have undertaken with certain state securities commissions that, so long as shares of the Funds are registered in those states, each will not (a) write calls if, after giving effect to any additional call, more than 25% of any of the Funds' total assets would be subject to calls; or (b) purchase call options (other than in closing purchase transactions) if, after such purchase, the aggregate premiums paid for all such options owned at that time would exceed 20% of the Fund's total net assets. In addition, the Funds may be limited in engaging in options transactions by certain provisions of the Internal Revenue Code which limit the amount of gross income derived from the sale or other disposition of securities held for less than three months to 30%. See "Federal Income Taxes".



  FOREIGN SECURITIES Securities of foreign issuers may, in the opinion of the Adviser, present attractive investment opportunities, and the SBSF Fund, the SBSF Capital Growth Fund and the SBSF Convertible Securities Fund may invest up to 10% of their respective total assets in such securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization or expropriation of issuers.


  LOANS OF PORTFOLIO SECURITIES To increase income, the Funds may lend portfolio securities to brokers or dealers, banks or other institutional investors, such as insurance companies and pension funds, selected by the Adviser in accordance with creditworthiness standards adopted by the Board of Directors of the Company, provided that cash or equivalent collateral, or a letter of credit drawn in favor of the Funds in an amount equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with or in favor of the Fund or Funds making the loan. Securities are borrowed for many purposes, including covering short sales, avoiding failures to deliver securities and completing arbitrage operations. By lending its portfolio securities, a Fund may receive income through the receipt of interest on the loan as well as through the short-term investment of cash or equivalent collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would inure to the Fund or Funds making the loan.

  If necessary, the Funds may pay reasonable negotiated fees to effect such loans. The Funds do not have the right to vote securities that are on loan, but would terminate the loan if a material event occurs affecting loaned securities;

the Funds will require the return of the loaned securities in order to regain the right to vote. The Funds will not engage in securities loans with or through persons affiliated with the Funds.

  REPURCHASE AGREEMENTS The Funds may invest in repurchase agreements with major dealers in U.S. Government securities and member banks of the Federal Reserve System which are selected by the Adviser in accordance with procedures approved by the Board of Directors. A repurchase agreement is an instrument under which the purchaser (i.e., the Funds) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. The Funds' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of the Adviser, the risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Funds may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest it expected to receive in respect of the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Funds will not enter into repurchase agreements of a duration of more than one week if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 10% of their respective total assets would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

  The investment policies of the Funds set forth above may be changed or altered by the Board of Directors of the Funds, except to the extent set forth under "Investment Restrictions".

                            INVESTMENT RESTRICTIONS


  The following investment restrictions are considered to be fundamental policies of each of the Funds and may only be changed if approved by the holders of a majority of the outstanding voting securities of the affected Fund. Under the Investment Company Act of 1940, as amended ("1940 Act") such approval requires the affirmative vote, at a meeting of shareholders of a Fund, of (i) at least 67% of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.


Each of the Funds will not:

   1. As to 75% of their respective total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. Government, its agencies or its instrumentalities.

   2. Invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Funds from voting proxies in their discretion.

   3. Lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements. The Funds will not lend any other assets except as a special investment method. See "Investment Objectives and Policies" herein and "Investment Objectives" in the Prospectus.

   4. Ordinarily borrow money, but each Fund reserves the right to borrow from banks, on a temporary basis, an aggregate amount of not more than 5% of the total asset value of the respective Fund at the time of borrowing. None of the Funds has a policy limiting the uses for which borrowed funds may be used.

   5. Purchase securities on margin or sell securities short.

   6. Act as an underwriter of securities issued by others.

   7. Purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

   8. Purchase or hold any real estate, including real estate limited partnerships, except that the Funds may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein. The Funds will not deal in commodities or commodity contracts.

   9. Purchase securities if such purchase would cause more than 25% of any of the Funds' total assets to be invested in the securities of issuers in any one industry, provided however that the Money Market Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities or U.S. bank obligations.

  10. Make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of the total assets of any of the Funds would be subject to such loans.

  11. Invest more than 10% of any of the Funds' total assets in (i) securities restricted as to disposition under the Federal securities laws, (ii) securities as to which there are no readily available market quotations or
      (iii) repurchase agreements with a maturity in excess of 7 days.


  With regard to investment restriction 9 above, the SBSF Money Market Fund may hold in excess of 25% of its assets in bank certificates of deposit, bankers' acceptances, and other obligations issued or guaranteed by U.S. banks having total assets in excess of $1 billion and, subject to the Fund's 10% limitation on investments in securities that are not readily marketable, in certificates of deposit and other obligations of smaller U.S. banks and savings and loan associations with assets of less than $1 billion dollars if the principal amounts of the instruments are fully insured by the Federal Deposit Insurance Corporation. In so investing the assets of the Fund, Spears will consider a variety of factors including, among others, any rating of the issuing bank or savings and loan association by a rating agency, the reputation of the issuing bank or savings and loan, the amount of and remaining term to maturity of the obligation and such other factors as Spears deems relevant.


  In addition to the foregoing fundamental investment restrictions which may be changed only with shareholder approval, each Fund has adopted the following investment restrictions which may be changed at any time by the Board of Directors provided that such change does not conflict with any fundamental policy of the Funds.

Each of the Funds will not:

  1. Invest more than 5% of its total assets in the securities of any one issuer except in securities of the United States Government, its agencies or its instrumentalities.

  2. Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

  3. Invest in interests in oil, gas or other mineral exploration or development programs, including mineral leases.

  4. Pledge or hypothecate any of the Fund's assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

  5. Purchase or retain the securities of any issuer if those officers and directors of the Funds, or of its Investment Adviser, who own individually more than 1/2% of the securities of such issuer or together own more than 5% of the securities of such issuer.

  6. Invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

  7. Invest in excess of 10% of its net assets in other investment companies.

  With respect to those investment restrictions involving percentages, if a percentage restriction is complied with at the time of initial investment, a subsequent increase or decrease in that percentage resulting from a change in the value of portfolio securities or total net assets will not constitute a violation of the investment restriction.

                               PORTFOLIO TURNOVER

SBSF FUND, SBSF CONVERTIBLE SECURITIES FUND AND SBSF CAPITAL GROWTH FUND

  Purchases and sales of securities are made at such times as the Adviser deems to be in the best interest of the Funds' shareholders without regard to the rate of portfolio turnover, about which there are no restrictions. From time to time, the Funds may trade in securities for the short term. It is anticipated that the annual portfolio turnover rate of the SBSF Fund and the SBSF Convertible Securities Fund will not exceed 75% but may be substantially higher than 100% for the SBSF Capital Growth Fund. In any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. Portfolio turnover rate is, generally, the percentage computed by dividing the lesser of purchases or sales by the average value of the portfolio. High portfolio turnover involves correspondingly higher brokerage commission expenses which are borne directly by the Funds. In addition, the effect of engaging in options transactions may be to increase portfolio turnover.

SBSF MONEY MARKET FUND


  The SBSF Money Market Fund's policy of investing only in securities with maturities of less than one year will result in a higher portfolio turnover rate than the SBSF Fund or the SBSF Convertible Securities Fund. Since brokerage commissions are not normally paid on investments which the SBSF Money Market Fund makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.


                            MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

  Officers and employees of the Adviser are not permitted to serve as officers or directors of the Funds due to certain regulatory restrictions imposed on banking organizations and their subsidiaries. See "The Investment Adviser and Administrator" below. The persons who have been elected to serve as officers and directors of the Funds, their position with the Funds and their principal occupations during the last five years are set forth below:


                         NAME, AGE, ADDRESS AND PRINCIPAL
                      OCCUPATION DURING THE PAST FIVE YEARS                           POSITION WITH REGISTRANT
----------------------------------------------------------------------------------    ------------------------
EDWARD P. CAMPBELL, Age: 46. 28601 Clemens Road, Westlake, Ohio 44145. From March      Director
  1994 to present, Executive Vice President and Chief Operating Officer of Nordson
  Corporation (manufacturer of application equipment); from May 1988 to March
  1994, Vice President of Nordson Corporation; from 1987 to December 1994, member of Supervisory Committee of Society National Bank's Collective Investment
  Retirement Fund; from May 1991 to August 1994, Trustee, Financial Reserves Fund;
  and from May 1993 to August 1994, Trustee, Ohio Municipal Money Market Fund.
  Currently, Trustee of The Victory Portfolios mutual fund complex.
EUGENE J. MCDONALD, Age: 63. 2200 Main Street, Suite 1000, Durham, North Carolina      Director
  27705. Executive Vice President for Asset Management of Duke University and
  President of Duke Management Co.; Director of Central Carolina Financial Corp.;
  Director of Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc.
  Previously, Director of Sphinx Pharmaceuticals, Inc.
FRANK A. WEIL, Age: 64. 147 E. 48th Street, New York, New York 10017. Chairman and     Non-Executive Chairman
  Chief Executive Officer of Abacus & Associates, Inc. (private investment firm);      and Director
  Chairman of the Council for Excellence in Government and Director and President
  of the Norman and Hickrill Foundations.

                         NAME, AGE, ADDRESS AND PRINCIPAL
                      OCCUPATION DURING THE PAST FIVE YEARS                           POSITION WITH REGISTRANT
----------------------------------------------------------------------------------    ------------------------
*LEIGH A. WILSON, Age: 51. 53 Sylvan Road N., Westport, CT 06880. From 1989 to         President and Director
  present, Chairman and Chief Executive Officer of Glenleigh International Limited
  (merchant bank); from 1993 to present, President of The Victory Funds.
  Currently, Principal of New Century Living, Inc.; Director of Chimney Rock
  Vineyard & Chimney Rock Winery; and Trustee of The Victory Portfolios mutual fund complex. Previously, Chief Executive Officer, Paribas North America and
  Paribas Corporation
WILLIAM B. BLUNDIN, Age: 57. 125 West 55th Street, New York, New York 10019. Vice      Vice President
  Chairman of Concord Holding Corp.
MARTIN R. DEAN, Age: 32. 125 West 55th Street, New York, New York 10019. Associate     Treasurer
  Director of Accounting Services, BISYS Fund Services, Inc. (May 1994 to
  present); Senior Manager at KPMG Peat Marwick (January 1987 to April 1994).
KAREN A. DOYLE, Age: 38. 125 West 55th Street, New York, New York 10019. Manager       Secretary
  of Client Services, BISYS Fund Services, Inc. (October 1994 to present);
  Assistant Treasurer at The Bank of New York (April 1979 to October 1994).
SCOTT A. ENGLEHART, Age: 33. 3435 Stelzer Road, Columbus, Ohio 43219. Director of      Vice President and
  Client Services, BISYS Fund Services, Inc. (October 1990 to present).                Assistant Secretary
ROBERT L. TUCH, Age: 44. 3435 Stelzer Road, Columbus, Ohio 43219. Employee of          Assistant Secretary
  BISYS Fund Services, Inc. (June 1991 to present); Vice President and Associate
  General Counsel, National Securities & Research Corp. (July 1990 to June 1991).

---------------

* Mr. Wilson is an "interested person" of the Company solely by reason of his position as President.



  Directors who are not "interested persons" of either an investment adviser to or principal underwriter for the Funds receive an annual fee of $7,500 plus $750 per meeting of the Board of Directors attended and reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors who are "interested persons" of either an investment adviser to or principal underwriter for the Funds do not receive any compensation from the Company.



                                                            TOTAL COMPENSATION
                                                                 FROM THE
                                                               VICTORY FUND
                              AGGREGATE COMPENSATION             COMPLEX
                           FROM COMPANY FOR THE FISCAL      FOR THE YEAR ENDED
   NAME OF DIRECTOR        YEAR ENDED NOVEMBER 30, 1995     NOVEMBER 30, 1995
-----------------------    ----------------------------     ------------------
Edward P. Campbell                    $6,000                     $ 40,300(2)
Ted H. McCourtney                      9,375                        9,375(1)(3)
Eugene J. McDonald                     9,375                        9,375(3)
Frank A. Weil                          9,375                        9,375(3)
Leigh A. Wilson                        6,000                       50,250(2)


---------------

(1) Mr. McCourtney resigned his position as a Director of the Company effective December 7, 1995.


(2) These amounts include compensation received from the Company, The Victory Funds (which were reorganized into The Victory Portfolios as of June 5,
    1995), and Collective Investment Retirement Funds of Society National Bank (which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 14, 1994). There are presently 28 mutual funds in the Victory "Fund Complex" from which Messrs. Campbell and Wilson receive compensation.



(3) Total compensation paid with respect to service on the Board of the Company only.

                                SECURITY HOLDERS


  The name, address and percentage of ownership of each person who is known by the Funds to have owned of record or beneficially 5 percent or more of any of the Funds' shares as of March 1, 1996 is:



                                                               SHARES OWNED (PERCENT OF CLASS)*
                                             --------------------------------------------------------------------
                                                              SBSF MONEY       SBSF CONVERTIBLE     SBSF CAPITAL
            NAME AND ADDRESS                  SBSF FUND       MARKET FUND      SECURITIES FUND       GROWTH FUND
-----------------------------------------    -----------     -------------     ----------------     -------------
Charles Schwab & Co./FBO Cust                                                      702,386.430
101 Montgomery Street                                                                   11.25%
San Francisco, CA 94104
Dani Siegel                                  865,100.097
c/o Glickman, Rubin & Graft                       11.88%
310 Madison Avenue
New York, NY 10017
MAC & Co.                                                                          324,143.410
c/o Mellon Bank                                                                          5.19%
Mutual Funds Operation
P.O. Box 3198
Pittsburgh, PA 15230-3198
Brookdale Hospital Medical Center                                                1,300,953.430
Linden Blvd At Brookdale Plaza                                                          20.84%
Brooklyn, NY 11212
S. Weaver c/o Joel Faden & Co.                               1,769,861.430
P.O. Box 277 FDR Station                                             6.84%
New York, NY 10150
William W. McGuire                                           6,429,447.260
1270 French Creek Drive                                             24.85%
Wayzata, MN 55391
Key Trust                                                                                           2,593,360.996
Attn: Jim Osborne                                                                                          75.56%
4900 Tiedeman Road
P.O. Box 93971
Brooklyn, OH 44101
Richard E. Salomon                                           7,620,509.680
45 Rockefeller Plaza                                                29.45%
New York, NY 10111


---------------

* All shares are owned beneficially.

                    THE INVESTMENT ADVISER AND ADMINISTRATOR


  INVESTMENT ADVISER. The investment adviser to the Funds is Spears, Benzak, Salomon & Farrell, Inc. (the "Adviser" or "Spears"), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. ("KAMHI") and is an indirect wholly owned subsidiary of Society National Bank, N.A. and KeyCorp, one of the largest financial services holding companies in the United States. KeyCorp's principal offices are located at 127 Public Square, Cleveland, Ohio 44114.



  As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the 1994 merger of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing consumer, business and traditional banking and associated financial services to consumer, business and commercial markets. KeyCorp's non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.


  In addition to the Funds, the Adviser's clients include individuals, pension and profit-sharing trusts, partnerships, and endowments. The accounts which are managed or advised by the Adviser for these clients have varying investment objectives and the Adviser may invest assets for such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the SBSF Fund. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Funds.

  Pursuant to the Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Funds' portfolios, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Directors of the Funds.


  As compensation for the services rendered and related expenses borne by the Adviser under the Investment Advisory Agreement, the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund each pay the Adviser a fee, computed daily and payable monthly, equal to .75 of l% per annum of each Fund's average daily net assets. The Investment Advisory Agreement further provides that the SBSF Money Market Fund will pay the Adviser a fee, computed daily and payable monthly, equal to .25% per annum of its average daily net assets. The Adviser is obligated to reimburse the Funds in the event expenses exceed certain prescribed limits (see "Expenses, Distributor and Distribution Plan"). The Adviser's compensation for acting as adviser to the SBSF Fund and the SBSF Convertible Securities Fund was $868,860 and $441,307, respectively, for fiscal year ended November 30, 1993; $889,354 and $446,901, respectively, for the fiscal year ended November 30, 1994; and $815,718 and $455,976, respectively, for the fiscal year ended November 30, 1995. The Adviser waived its fees for advisory services rendered to the SBSF Money Market Fund totaling $34,146, $42,413 and $65,340 for the fiscal years ended November 30, 1993, 1994 and 1995 respectively. The Adviser waived its fee for advisory services rendered to the SBSF Capital Growth Fund totaling $561, $26,742 and $38,420 for the period November 1, 1993 through November 30, 1993, for the fiscal year ended November 30, 1994, and for the period from December 1, 1994 through September 30, 1995, respectively. Commencing October 1, 1995, the Adviser discontinued its voluntary waiver of such advisory fees for the SBSF Capital Growth Fund, and, for the fiscal year ended November 30, 1995, earned $10,391 as compensation for acting as adviser to such Fund.



  The Investment Advisory Agreement, dated February 8, 1988, between the Adviser and the Funds remains in effect for a period of more than one year only if it is specifically approved at least annually by its Board of Directors including a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" of any such party (as defined in the 1940 Act) cast in person at a meeting called for the purpose of voting on such approval. The acquisition of Spears by KAMHI on April 5, 1995 resulted in the assignment of the Investment Advisory Agreement and, therefore, its termination under the 1940 Act. At an annual meeting of shareholders held on March 29, 1995, the shareholders of the Funds approved a new Investment Advisory Agreement with Spears which became effective upon the consummation of the acquisition on April 5, 1995. The Investment Advisory Agreement so approved is substantially similar to, including the same fee schedules as, the Funds' previous agreements. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty under certain circumstances by the Funds, the shareholders of the Funds or the Adviser.



  Spears has agreed that if in any fiscal year the sum of any of the Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the amounts payable by such Fund to Spears for the advisory fee for that year shall be reduced by the amount of such excess. However, if the excess should be greater than the total amounts payable to Spears in that year, Spears shall reimburse such Fund of the amount by which such expenses exceed such fees. For the purpose of this calculation, expenses shall include the fees payable to Spears under the Investment Advisory Agreement and the amortization of organization expenses, but shall exclude taxes, interest, brokerage, litigation and indemnification expenses and other extraordinary expenses. The Funds believe that, currently, the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of a Fund's average net assets, 2% on the next $70 million of the Fund's average net assets and 1 1/2% of remaining average net assets for any fiscal year.

  Spears, pursuant to a sub-administration agreement dated April 1, 1996 with Concord Holding Corp., 125 West 55th Street, New York, New York 10019, provides the Funds with certain sub-administrative and fund accounting services. For its services as sub-administrator, Concord pays Spears an annual fee of $500,000.



ADMINISTRATOR. Concord Holding Corporation ("Concord" or the "Administrator") serves as the Administrator of the Funds pursuant to an administration agreement dated April 1, 1996 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by Spears under the Investment Advisory Agreement), subject to the supervision of the Board of Directors.



  For the services rendered to the Funds and related expenses borne by Concord as Administrator, each Fund pays Concord an annual fee, computed daily and paid monthly, equal to .25% of the average daily net assets of each Fund up to $50,000,000, plus .15% of such assets greater than $50,000,000. Concord may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds of the Company available for distribution to shareholders.



  Unless sooner terminated, the Administration Agreement will continue in effect as to the Funds for a period of one year, and, with respect to each Fund, for consecutive one year terms thereafter, provided that such continuance is ratified at least annually by the Company. The Administration Agreement provides that Concord shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.



  Under the Administration Agreement, Concord assists in the Funds' administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, performing certain fund accounting services, maintaining books and records and providing office facilities necessary to carry out its duties thereunder. Under the Administration Agreement, Concord may delegate all or any part of its responsibilities thereunder.



  For the fiscal years ended November 30, 1993, 1994 and 1995, Spears, the prior administrator for the Funds, received the following amounts from the Funds for administration services:



                                                                            1993           1994           1995
                                                                          ---------      ---------      ---------
SBSF Fund..............................................................   $ 207,889      $ 209,164      $ 204,371
SBSF Convertible Securities Fund.......................................     137,870        139,949        141,195
SBSF Money Market Fund.................................................      34,146         42,413         65,340



  Spears waived its fee for administration services rendered to the SBSF Capital Growth Fund totaling $187, $8,921 and $16,210 for the period November 1, 1993 through November 30, 1993 and for the fiscal years ended November 30, 1994 and 1995, respectively. As of January 1, 1996, Spears discontinued its voluntary waiver of such administration fees.



                  EXPENSES, DISTRIBUTOR AND DISTRIBUTION PLAN



  Except as set forth above, and as set forth below, the Funds are responsible for the payment of their expenses. Such expenses include the fees payable to Spears; any brokerage fees and commissions; taxes; interest; the cost of any liability insurance or fidelity bonds; costs, expenses, or losses arising out of any liability of or claim for damages or other relief asserted against the Funds for violation of any law; legal and auditing fees and expenses; the fees and certain expenses of the Funds' Custodian, Transfer Agent and Distributor; the fees of any trade association of which the Funds are a member; the expenses of printing and mailing reports and notices to the Funds' shareholders; filing fees for the registration or qualification of Fund shares under Federal or state securities laws; the fees and expenses involved in registering and maintaining registration of the Funds and of their shares with the Securities and Exchange Commission; the costs of registering the Funds as a broker or dealer; the costs of qualifying Fund shares under state securities laws; the expenses of servicing shareholders and shareholder accounts not otherwise incurred by the Adviser or the Administrator; and any extraordinary expenses incurred by the Funds.



  As a result of certain regulatory restrictions imposed on banking organizations and their subsidiaries, the Company is not permitted to sell shares of the Funds directly without an independent underwriter. Accordingly, pursuant to a distribution agreement dated April 5, 1995 (the "Distribution Agreement") Concord Financial Group, Inc. ("Concord Financial") was appointed to serve as independent underwriter/distributor for the continuous offering of the shares of the Company. Under the Distribution Agreement, Concord Financial is obligated to devote its best efforts to effect sales of shares of the Funds, but is not required do sell any certain number of shares. In addition, under the Distribution Agreement, Concord Financial may enter into agreements with selected dealers for the distribution of shares of the Funds.



  If not earlier terminated, the Distribution Agreement will continue in effect for successive terms of one year, provided that such continuance is specifically approved at least annually by a majority of those members of the Board of Directors of the Company who are not parties to the Agreement or "interested persons" of any such party, pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and by the Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of each Fund. The Distribution Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of those directors who are not parties to the agreement or "interested persons" of any such party, or by a vote of a "majority of the outstanding voting securities" of such Fund on 60 days' written notice to Concord Financial, or by Concord Financial at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its "assignment".


  Pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the Company is authorized to pay expenses primarily intended to result in the sale of shares of a Fund of the Company including, but not limited to, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; and preparation, printing, and distribution of sales literature and advertising materials. The Company also may compensate Concord Financial, or reimburse expenses incurred by Concord Financial for distribution-related and sales support or shareholder account services. In addition, all amounts expended pursuant to the Distribution Plan are paid to Concord Financial which may pay all or any portion of such payments to compensate or reimburse brokers and dealers or others which make sales of shares of a Fund or which service shareholder accounts. Total payments under the Distribution Plan may not exceed .25% of the average daily net asset value of the shares of a Fund on an annual basis.


  Rule 12b-1 requires that the Distribution Plan initially be approved by a vote of at least a majority of the outstanding voting securities of the Funds and by a majority of the Board of Directors, including those directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan. Thereafter, the Distribution Plan will continue in effect only if approved, at least annually, by a vote of the Board of Directors, including a majority of the directors who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (or any agreements related to it), cast in person at a meeting called for the purpose of voting on the Plan. The Distribution Plan may be terminated at any time by a vote of a majority of the outstanding voting securities of the Funds or a majority of those directors who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Distribution Plan or in any agreements related to it.


  While the Distribution Plan is in effect, the selection and nomination of directors who are not "interested persons" of the Funds (as defined in the 1940
Act) is committed to the discretion of the directors who are not interested persons of the Funds.


  During the fiscal year ended November 30, 1995, the SBSF Fund, the SBSF Convertible Securities Fund, the SBSF Capital Growth Fund and the SBSF Money Market Fund paid $3,910, $8,815, $367 and $0, respectively, in fees pursuant to the Distribution Plan. All such amounts were paid out as a compensation to a dealer in connection with sales of Fund shares.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

  Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114 has been retained as custodian for the Funds' investments. Primary Funds Service Corporation, P.O. Box 9742 Providence, RI 02940-9742 has been retained as the Funds' Transfer Agent and Dividend Disbursing Agent. Key Trust Company of Ohio, N.A. also maintains certain accounting and financial records of the Funds. Key Trust Company of Ohio, N.A. is a subsidiary of KeyCorp and an affiliate of the Adviser and receives compensation from the Funds for services it performs as custodian.

                            INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP, 1177 Avenue of Americas, New York, New York 10036, acts as independent accountants for the Funds, and in that capacity audits the Funds' annual financial statements.


                            PERFORMANCE INFORMATION


SBSF MONEY MARKET FUND


  The current and effective yields of the Fund may be quoted in reports, sales literature, and advertisements published by the Fund. Current yield is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The current yield and effective yield for the SBSF Money Market Fund for the seven day period ended November 30, 1995 were 4.78% and 4.90%, respectively.


SBSF FUND, SBSF CONVERTIBLE SECURITIES FUND AND SBSF CAPITAL GROWTH FUND

  TOTAL RETURN. From time to time the SBSF Fund, the SBSF Convertible Securities Fund or the SBSF Capital Growth Fund may advertise an "average annual total return" and "total return." "Average annual total return" ("T" in the formula below) is an average annual compounded rate of return. It is the rate of return based on factors which include a hypothetical investment of $1,000 ("P" in the formula below) over a hypothetical number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

  P(l+T)n = ERV

  The "total return" uses some of the same factors as "average annual total return," but does not average the rate of return on an annual basis. Total return measures the cumulative (rather than the average) change in value of a hypothetical investment over the stated period. Total return is determined as follows:

    ERV-P
    -----
      P      =    Total Return

  Both formulas assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

  Total return information may be useful to investors in reviewing performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. The total return will fluctuate over time and the total return for any given past period is not an indication or representation of future rates of return on its shares.

  For the periods ended November 30, 1995, the average annual total returns of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund were as follows:



                                            YEAR ENDED      5 YEARS ENDED      10 YEARS ENDED        SINCE
                  FUND                       11/30/95         11/30/95            11/30/95         INCEPTION
-----------------------------------------   ----------      -------------      --------------      ---------
SBSF Fund................................      30.37%           13.29%              11.69%           12.80%(1)
SBSF Convertible Securities Fund.........      20.43%           14.65%                 --            11.18%(2)
SBSF Capital Growth Fund.................      30.03%              --                  --            10.40%(3)


---------------

(1) SBSF Fund commenced operations on October 17, 1983.

(2) SBSF Convertible Securities Fund commenced operations on April 14, 1988.

(3) SBSF Capital Growth Fund commenced operations on November 1, 1993.



  YIELD. Yield quotations for the SBSF Fund and the SBSF Convertible Securities Fund are based on a 30-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


              2[(a-b+1)(6)-1]
                 ---
YIELD    =        cd

Where:  a = dividends and interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.


  For the 30-day period ended November 30, 1995, the SBSF Fund and the SBSF Convertible Securities Fund had yields of 0.46% and 5.08%, respectively.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on United States securities exchanges are subject to negotiation between the Adviser and the broker.

  Fixed income securities and securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


  In placing orders for portfolio securities of the Funds, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser may consider the research and brokerage services provided by brokers or dealers who effect portfolio transactions for the Funds or the Adviser's other clients. Such research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Funds, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Funds to brokers in order to secure research and brokerage services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Funds' Board of Directors. On behalf of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund, the Company, during the fiscal year ended November 30, 1995 directed $87,506,009, $24,822,201 and $7,623,764 respectively, in aggregate brokerage transactions to brokers due to research and brokerage services they provided, and such brokers received related commissions of approximately $177,000, $55,000 and $22,000, respectively.



  In addition, for the fiscal years ended November 30, 1993, 1994 and 1995, the Funds paid brokerage commissions approximately as follows:



                                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               FUND                                   11/30/93       11/30/94       11/30/95
-------------------------------------------------------------------  ----------     ----------     ----------
SBSF Fund..........................................................   $207,000       $228,000       $177,000
SBSF Convertible Securities Fund...................................     30,000         41,000         55,000
SBSF Capital Growth Fund...........................................      2,000(1)      14,000         22,000


---------------

(1) SBSF Capital Growth Fund commenced operations on November 1, 1993.



  As of the end of the Funds' fiscal year on November 30, 1995, the SBSF Fund held securities of its regular broker-dealers with a market value as follows:
J.P. Morgan Co., Inc. $3,925,000.



  Transactions in options by the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund will be subject to limitations established by each of the exchanges on which options are traded governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by the Adviser and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.



  In October 1993 the Adviser organized Edgewood Services, Inc. ("Edgewood"), a broker/dealer registered as such with the Securities and Exchange Commission that commenced its operations in August 1994. On March 6, 1995, the shareholders of Edgewood entered into a Stock Purchase Agreement pursuant to which Edgewood was sold to Federated Services Company. Edgewood was an affiliated party of the Adviser because it was under common control with the Adviser. Edgewood did not receive any commissions from the Funds during the fiscal year ended November 30, 1994; however, Edgewood received commissions from the SBSF Fund during the fiscal year ended November 30, 1995 in accordance with procedures adopted by the Company's Board of Directors, including a majority of is non-interested directors, pursuant to Rule 17e-1 under the 1940 Act. During the fiscal year ended November 30, 1995, the commissions paid by the SBSF Fund to Edgewood totaled $11,360. Such commissions represented 6.42% of the aggregate brokerage commissions paid by the SBSF Fund, and 5.56% of the aggregate dollar amount of transactions involving the payment of commissions by the SBSF Fund, during such fiscal year.

                        PURCHASE, REDEMPTION AND PRICING

  The net asset value of each Fund is calculated on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for trading. The net asset values of shares of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund are determined as of the close of the New York Stock Exchange, which is ordinarily at 4:00 P.M., New York time, each Business Day, and the net asset value of shares of the SBSF Money Market Fund is determined at 12:00 P.M., New York time, each Business Day. The New York Stock Exchange will not be open in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The methods of purchase and redemption of shares, and special retirement, withdrawal and exchange plans offered are fully set forth in the Prospectus. Shares may be redeemed by submitting a written request to the Funds, by check in the case of the SBSF Money Market Fund, or by telephone, as described in the Prospectus.



  Securities traded on securities exchanges or the Nasdaq National Market are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the mean between the most recent bid and asked quotation. Securities traded over-the-counter are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets (other than money market instruments) are valued at fair value as determined in good faith by the Board of Directors. The SBSF Money Market Fund values all its portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses. The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund value money market instruments at market value except for such instruments having a maturity of less than 60 days which are valued at amortized cost.


  Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset values of the shares of the SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of such Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.


  Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying materially its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


                              FEDERAL INCOME TAXES

  Each Fund will be treated as a separate entity for purposes of the Internal Revenue Code. Qualification as a regulated investment company under the Internal Revenue Code requires for each Fund, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or options thereon; (b) a Fund derive less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of stock or securities (or options thereon) held less than three months; and (c) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, the Funds will not be subject to Federal Income Tax on their net investment income and gains, if any, that are distributed to shareholders, provided each Fund distributes to its shareholders each year at least 90% of its net investment income and short term capital gains, if any. Further, to avoid a non-deductible 4% excise tax, each Fund must generally distribute by December 31 of each calendar year the required amount of capital gain net income and investment company taxable income earned during that calendar year and any prior year underdistribution.

  As of the date of this Statement of Additional Information, the maximum marginal federal individual stated tax rate applicable to ordinary income is 39.6% (effective rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.

  In addition, the alternative minimum tax rate for noncorporate taxpayers is 26% on taxable excess (alternative minimum taxable income, less the applicable exemption amount) up to $175,000. The alternative minimum tax rate on taxable excess exceeding $175,000 is 28%. The corporate alternative minimum tax rate is 20%.

  An investor may be entitled to invest in shares of a Fund through a tax-deferred retirement plan. Pursuant to the Internal Revenue Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an individual retirement account ("IRA"), up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age seventy and a half is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution may be phased down and eventually eliminated.

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions". In addition, contributions made to an IRA for the year in which an individual attains the age of seventy and a half, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.


  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Internal Revenue Code. Investment earnings will be tax-deferred until withdrawn.


  The foregoing discussion regarding IRAs is based upon the Internal Revenue Code and regulations in effect as of the date of this SAI and summarizes only some of the important Federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

  If, in the opinion of the Company, ownership of its shares has or may become concentrated to an extent that could cause the Company to be deemed a personal holding company within the meaning of the Internal Revenue Code, the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

  Under Treasury Regulations, the Funds are required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who provide either an incorrect taxpayer identification number or no number at all.

                             ADDITIONAL INFORMATION



  The Company is an open-end management investment company that was organized as a corporation under the laws of the State of Maryland on May 26, 1983. The Board of Directors of the Company has authorized the issuance of shares of common stock which represent interests in six separate investment portfolios: SBSF Fund, SBSF Convertible Securities Fund, SBSF Capital Growth Fund, SBSF Money Market Fund, Key Stock Index Fund and Key International Index Fund. As of the date of this Statement of Additional Information, the Company offers shares of the following four separate portfolios: SBSF Fund, SBSF Convertible Securities Fund, SBSF Capital Growth Fund and SBSF Money Market Fund. Each Fund offers only one class of shares. Shares of each Fund of the Company are redeemable at the net asset value thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of shares ownership, see the Prospectus under the caption "Redeeming Shares."



  Generally, on each matter submitted to a vote of shareholders, each shareholder is entitled to one vote per share. In addition, all shares of each Fund vote as a single class; provided, however, that (i) as to any matter with respect to which a separate vote of any Fund is required by the 1940 Act or under the Maryland General Corporation Law, the requirements as to a separate vote by that Fund apply in lieu of single class voting; (ii) in the event that the separate vote requirements referred to in (i) apply with respect to one or more Funds, then, subject to (iii) below, the shares of all other Funds vote as a single class; and (iv) as to any matter which does not affect the interest of a particular Fund, only the holders of shares of the one or more affected Funds are entitled to vote. And, notwithstanding any provision of the Maryland General Corporation Law requiring a greater portion than a majority of the votes entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.



  Shares of the Funds have no subscription or preemptive rights and only such conversion or exchange privileges as the Directors may grant in their discretion.


                              FINANCIAL STATEMENTS


  The Annual Report of the Company for the fiscal year ended November 30, 1995, and the report thereon of independent accountants dated January 17, 1996, are incorporated by reference in this Statement of Additional Information. The Letter to Shareholders contained in such Annual Report is not incorporated by reference and is not part of the registration statement or this Statement of Additional Information.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                              MOODY'S BOND RATINGS


Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.
Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa     Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
        Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
        Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                        MOODY'S SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.



  Issuers rated Prime-1 have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 have a strong ability for repayment of short-term debt obligations; and issuers rated Prime-3 have an acceptable ability for repayment of senior short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


              STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

STANDARD & POOR'S BOND RATINGS

  A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Standard & Poors does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA     Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A       Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher-rated categories.
BBB     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.
        Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.
        Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS


  Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based upon current information furnished to S&P by the issuer or obtained by S&P form other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The categories are as follows:


  Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety.


A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2 Capacity for timely payment on issues with this designation is satisfactory.
    However, the relative degree of safety is not as high as for issues designated A-1.



A-3 Issues carrying this designation have adequate capacity for timely payment.
    They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial Statements:
      Included in Part A:
        Financial Highlights

      Incorporated by Reference in Part B:
        Audited Financial Statements, including:
        Statements of Investments, November 30, 1995
        Statements of Assets and Liabilities, November 30, 1995
        Statements of Operations, November 30, 1995
        Statements of Changes in Net Assets for the years ended November 30, 1995 and 1994
        Financial Highlights
        Notes to Financial Statements
        Report of Independent Accountants dated January 17, 1996


  (b) Exhibits:


    EXHIBIT
     NUMBER        DESCRIPTION
    --------       -----------
        1            -- Articles of Incorporation, as amended and supplemented*
        2(b)         -- By-Laws, as amended.*
        3            -- None.
        4            -- None.
        5(c)         -- Proposed Advisory Agreement (for SBSF Fund, SBSF Money Market Fund, SBSF Convertible
                        Securities Fund and SBSF Capital Growth Fund).*
         (d)         -- Form of Investment Advisory Agreement (for Key Stock Index Fund and Key International
                        Index Fund).*
        6            -- None.
        7            -- None.
        8(a) (ii)    -- Custody Agreement*
         (b)         -- Form of Transfer Agency Agreement.*
        9(a)         -- Administration Agreement.*
         (b)         -- Administration Agreement, as amended.*
         (c)         -- Proposed Administration Agreement.*
       10            -- Opinion of Counsel.
       11            -- Consent of Independent Accountants.
       12            -- None.
       13            -- Investment Representation Letter.*
       14            -- None.
       15(c)         -- Distribution Plan pursuant to Rule 12b-1, as amended.*
       16            -- Not Applicable.
       17            -- Financial Data Schedules.

---------------

* Previously filed.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


  No person is controlled by or under common control with Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


  Number of Record Holders as of January 31, 1996: SBSF Fund, 1,113 record holders; SBSF Convertible Securities Fund, 479 record holders; SBSF Capital Growth Fund, 287 record holders, and SBSF Money Market Fund, 270 record holders.

ITEM 27.  INDEMNIFICATION.

  The Corporation shall indemnify directors, officers, employees and agents of the Corporation against judgments, fines, settlements and expenses (including attorney's fees) to the fullest extent authorized, and in the manner permitted, by applicable federal and state law, except that such indemnification will not be permitted if, in the opinion of the Board of Directors, such indemnification would be inconsistent with the position of the staff of the Securities and Exchange Commission (the "Commission") in its interpretive releases relating to matters of indemnification, including Investment Company Act Release No. 11330 (September 4, 1980) for so long as such releases remain the position of the staff of the Commission. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


  Spears performs investment advisory services for the Funds as well as for individuals, pension and profit-sharing trusts, partnerships, endowments and foundations. Spears is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. and is an indirect wholly owned subsidiary of Society National Bank, N.A. and KeyCorp. Information with respect to directors and officers of Spears is incorporated by reference to the Form ADV filed by Spears with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 801-46878).


ITEM 29.  PRINCIPAL UNDERWRITERS.


  The Funds' principal underwriter and distributer, Concord Financial Group, Inc., 125 West 55th Street, New York, New York 10019, also serves as principal underwriter for the following investment companies: The Prairie Funds, Seafirst Retirement Funds, The Pacific Horizon Funds, The Infinity Mutual Funds, Inc. and The Time Horizon Funds.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of Concord Holding Corp., 125 West 55th Street, New York, New York 10019, Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio, 44114, Primary Funds Service Corporation, P.O. Box 9742, Providence, Rhode Island, 02940 and the Fund, 45 Rockefeller Plaza, New York, New York 10111.


ITEM 31.  MANAGEMENT SERVICES.

  Other than as set forth under the captions "Investment Adviser" and "Administrator" in Parts A and B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS.

  (a) Not applicable.
  (b) Not applicable.
  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued, containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on the 29th day of March, 1996.


                                        SBSF FUNDS, INC.

                                        By                   *
                                          --------------------
                                         Leigh A. Wilson
                                         President

                                        By /s/ Scott A. Englehart
                                          -----------------------
                                         Scott A. Englehart
                                         *Attorney-in-Fact


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following individuals in the capacities and on the date indicated.



                 SIGNATURE                                        TITLE                              DATE
--------------------------------------------   --------------------------------------------    -----------------
                       *                       President and Director                          March 29, 1996
  ----------------------                       (Principal Executive Officer)
  Leigh A. Wilson
                       *                       Director                                        March 29, 1996
  ----------------------
  Eugene J. McDonald

                       *                       Non-Executive Chairman and Director             March 29, 1996
  ----------------------
  Frank A. Weil

                       *                       Director                                        March 29, 1996
  ----------------------
  Edward P. Campbell

                       *                       Treasurer (Principal Financial                  March 29, 1996
  ----------------------                       Officer and Principal Accounting Officer)
  Martin R. Dean

  /s/ Scott A. Englehart
  ----------------------
  Scott A. Englehart
  *Attorney-in-Fact

                               INDEX TO EXHIBITS


             EXHIBIT NO.                                   DESCRIPTION OF EXHIBIT
-------------------------------------   ------------------------------------------------------------
EX-27.1 SBSF FUND                       Financial Data Schedule
EX-27.2 SBSF MM FUND                    Financial Data Schedule
EX-27.3 SBSF CNVS FD                    Financial Data Schedule
EX-27.4 SBSF CPGT FD                    Financial Data Schedule
EX-99.B10                               Opinion of Counsel
EX-99.B11                               Consent of Independent Accountants